OFFICE BUILDING LEASE

In consideration of the mutual covenants and upon the terms and conditions set forth in Part One “Basic Lease Provisions”, Part Two “General Lease Provisions”, and other attachments and exhibits numerated in the Table of Contents to this Office Building Lease (“Lease”), TEN-VOSS, LTD., a Texas limited partnership (“Landlord”) hereby leases to the Tenant named below and Tenant hereby leases from Landlord, certain premises described below.

PART ONE

BASIC LEASE PROVISIONS

1.

Tenant:

 HII TECHNOLOGIES, INC.

2.             Premises:  Designated as 8588 Katy Freeway, Suite 430 outlined and crosshatched on Exhibit B hereof and containing approximately 4,470 square feet of Rentable Area on the 4th floor of the Building.  (Part Two, Article 1)

3.             Complex:  All of the buildings located at 8554 Katy Freeway, 8556 Katy Freeway, 8558 Katy Freeway, 8582 Katy Freeway, 8584 Katy Freeway, and 8588 Katy Freeway, collectively known as West Memorial Park.

4.             Term:  Beginning on Commencement Date (contemplated to be September 1, 2014 or upon substantial completion of the construction required, whichever shall be the earlier) and ending on the last day of the 60th month after the Commencement Date.  (Part Two, Article 2) Tenant will be allowed to access the space upon substantial completion of the walls, plumbing and electrical, in order to install their data equipment.

5.

Monthly Installment of Base Annual Rent:  (Part Two, Section 3.1)

FROM	THROUGH	RATE	SQ. FEET	MONTHLY BASE RENT
September 1, 2014	August 31, 2016	$14.86	4,470	$5,535.35
September 1, 2014	August 31, 2016	$ 7.96*	4,470	$2,965.10
				$8,500.45

September 1, 2016	August 31, 2019	$15.86	4,470	$5,907.85
September 1, 2016	August 31, 2019	$ 7.96*	4,470	$2,965.10
				$8,872.95

*CAM (Operating Expenses are projected to be $7.96 per sq. ft. for 2014.  Actual costs will be reconciled at the end of the calendar year and any credit or overage will be applied at that time.

CAM or Operating Expense reimbursement will be calculated by the Tenant’s proportionate percentage share of actual costs as per a Net Lease for each calendar year or partial calendar year. Tenant’s Pro Rata Share of CAM is estimated to be 2.99% of the total building square footage of 149,309

6.

Security Deposit:  $ 8,500.45

7.

Prepaid Rent:  $ 8,500.45 to be applied to the first month of the Term.

8.

Premises Use:  Office space.  (Part Two, Article 6)

9.

Tenant’s Insurance:  As provided for in Part Two, Article 8.

10.

Addresses For Notices and Payment of Rent and Other Charges:  (Part Two, Article 16):

TO TENANT:

TO LANDLORD:

HII Technologies, Inc.

 Ten Voss, Ltd.

8588 Katy Freeway, Suite 430

8554 Katy Freeway, Suite 301

Houston, TX 77024

Houston, Texas 77024

Attention:  Matt Fleming

Attention:  O.N. Baker

11.

Brokers:  Joel Oppenheim

12.

Parking Spaces:

Type of Parking Space	Number	Monthly Charge Per Space
Surface	20	$0
Covered Reserved (upon availability)	4	$50.00 initial 18 months are free

                14.             Exhibits and Riders:  The following Exhibits and Riders are attached to this Lease and made of a part of this Lease for all purposes:

Exhibit A

Legal Description

Exhibit B

Floor Plan

Exhibit C

Operating Cost Computation

Exhibit D

Rules and Regulations

Exhibit E

Certificate of Acceptance of Premises

Exhibit F

ACH Debit Authorization

Rider I:

Work Letter

Rider II:

Guaranty of Lease (if Required)

                 15.          Incorporation of Other Provisions: All of the provisions, covenants and conditions set forth in Part Two and all other exhibits and riders described in the attached Table of Contents and the preceding Paragraph, are by this reference incorporated into the Basic Lease Provisions as fully as if the same were set forth at length in the Basic Lease Provisions. Each reference in Part Two and exhibits and riders to any provision in the Basic Lease Provisions will be construed to incorporate all of the terms provided under the referenced provision in the Basic Lease Provisions. In the event of any conflict between a provision in the Basic Lease Provisions, on the one hand, and a provision in Part Two or exhibits or riders, on the other hand, the latter will control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Lease has been executed by Landlord and Tenant as of the day of  ______, 2014

TENANT:

HII TECHNOLOGIES, INC.

By:  /s/ Mathew Flemming

Name:  Mathew Flemming

Title: CEO

LANDLORD:

TEN-VOSS, LTD.

By:

General Partner

By: Valley Depot, L.C.

O. N. Baker, Manager

By: /s/ O.N. Baker

CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED

[THE LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE-PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED.]

TABLE OF CONTENTS

Page

1.

PREMISES, COMMON AREAS.  SERVICE AREAS

1

1.1.

Building

1

1.2.

Computation of Rentable Area.

1

1.3.

Minor Variations in Area

1

1.4.

Ceilings, Walls, Floors

1

1.5.

Condition of Premises

1

1.6.

Common and Service Areas

1

2.

TERM

2

2.1.

Term

2

2.2.

Delay in Commencement

2

2.3.

Holding Over

2

3.

MONETARY PROVISIONS

2

3.1.

Base Annual Rent

2

3.2.

Tenant’s Share of Certain Costs

3

3.3.

Personal Property Taxes

4

3.4.

Prepaid Rent

3

3.5.

Security Deposit

4

3.6.

Late Payments

4

3.7.

Interest

5

3.8.

Administrative Reimbursement

5

3.9.

Additional Rent

5

4.

CONSTRUCTION

5

5.

SERVICES AND UTILITIES

5

5.1.

Services by Landlord

5

5.2.

Tenant’s Obligations

5

5.3.

Tenant’s Additional Service Requirements.

6

5.4.

Interruption of Utility Service

7

6.

OCCUPANCY AND CONTROL

7

6.1.

Use

7

6.2.

Rules and Regulations

7

6.3.

Additional Covenants of Tenant, Representatives of Landlord

7

6.4

Additional Covenants of Landlord

   7

6.5.

Access by Landlord

8

6.6.

Control of Project

8

6.7

Minimization of Disruption

8

7.

REPAIRS, MAINTENANCE AND ALTERATIONS

9

7.1.

Landlord’s Repair Obligations

9

7.2.

Tenant’s Repair Obligations

9

7.3.

Rights of Landlord

9

7.4.

Surrender

9

7.5.

Alterations by Tenant.

10

7.6.

Liens

10

8.

INSURANCE

11

8.1.

Insurance Required of Tenant

11

8.2.

Form of Policies and Additional Requirements

10

8.3.

Waiver of Subrogation

12

8.4.

Landlord’s Insurance

12

9.

DAMAGE OR DESTRUCTION

12

9.1.

Repair by Landlord

12

9.2.

Landlord’s Rights Upon The Occurrence of Certain Casualties

12

9.3

Tenant's Rights Upon The Occurrence of Certain Casualties

 12

9.4.

Repairs by Tenant

13

10.

EMINENT DOMAIN

13

10.1.

Taking

13

10.2.

Definition

13

10.3.

Awards

14

10.4.

Disclosure and Advisement

14

10.5.

Early Termination

14

11.

ASSIGNMENT AND SUBLETTING

14

11.1.

Consent

14

11.2.

Landlord’s Option

14

11.3.

Definition of Assignment

15

11.4.

Mergers, Consolidations, etc

15

11.5.

Legal Fees

15

12.

DEFAULT; REMEDIES

15

12.1.

Defaults by Tenant

15

12.2.

Remedies

16

12.3.

Remedies Cumulative

16

12.4.

Attorneys’ Fees

16

12.5.

Waiver

16

12.6.

Waiver of Landlord’s Lien

17

12.7.

Force Majeure

17

12.8.

Mitigation of Damages

17

13.

ESTOPPEL CERTIFICATES

17

13.1.

Acknowledgment of Commencement Date

17

13.2.

Certificates

17

13.3.

Financial Statements

17

14.

SUBORDINATION AND ATTORNMENT

18

15.

LANDLORD’S INTEREST

18

15.1.

Liability of Landlord

18

15.2.

Notice to Mortgagee

18

15.3.

Sale of Project

18

16.

NOTICES

18

17.

BROKERS

19

18.

INDEMNITIES

19

18.1.

INDEMNITIES

19

18.2.

DEFINITIONS

19

18.3.

SCOPE OF INDEMNITIES

19

18.4.

OBLIGATIONS INDEPENDENT OF INSURANCE

20

18.5

INSURANCE PROCEEDS

 19

18.6.

SURVIVAL

20

19.

SUBSTITUTION OF SPACE

                19.1       Substitute Space

19

                19.2      Maximum Base Annual Rent

19

                19.3        Condition of Premises

19

                19.4        Commencement of Rent

19

20.

20.1.

           PARKING Parking Spaces

20

20.2.

Control of Parking

20

20.3.

Landlord’s Liability

20

20.4.

Remedies for Parking Violations

20

21.

HAZARDOUS SUBSTANCES

21

22.

INTERPRETATIVE

21

22.1.

Captions

21

22.2.

Section Numbers

21

22.3.

Attachments

21

22.4.

Number, Gender, Defined Terms

21

22.5.

Entire Agreement

21

22.6.

Amendment

21

22.7.

Severability

21

22.8.

Time of Essence

21

22.9.

Best Efforts

21

22.10.

Binding Effect

22

22.11.

Subtenancies

22

22.12.

No Reservation

20

22.13.

Consents

22

22.14.

Choice of Law

22

PART TWO

GENERAL LEASE PROVISIONS

1.

PREMISES, COMMON AREAS.  SERVICE AREAS

1.1.

Building.  The term “Building” in this Lease will refer to “8588 Katy Freeway”, an office building situated on a tract of land (“Land”) in the City of Houston and County of Harris, Texas, described in Exhibit A of this Lease, and having a postal address of 8588 Katy Freeway, Houston, Texas 77024. The Land, Building, the parking areas and garages, any present or future associated walkways, and any other improvements situated on the Land are sometimes referred to collectively as the “Project”.

1.2.

Computation of Rentable Area.

(a)

Single Tenant Floor.  With respect to a single tenant floor, “Rentable Area” will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls of the Building, excluding standard openings in the floor slab used, for example, for Building stairs, elevator and other shafts and vertical ducts (collectively, the “Excluded Spaces”), and (ii) an allocation of the floor area of Common Areas and Service Areas located in or serving the Building.

(b)

Multiple Tenant Floor.  With respect to a multiple tenant floor, “Rentable Area” will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls, the outside surfaces of partitions separating the Premises from corridors and other Common Areas and Service Areas, and the center line of partitions separating the Premises from adjoining leasable spaces, less any Excluded Spaces located within such boundaries, and (ii) an allocation of the floor area of the Common Areas and Service Areas on such floor, and (iii) an allocation of the floor area of Common and Service Areas located in or serving the Building.

(c)

Columns and Non-Standard Openings.  No deductions will be made in either Section 1.2(a) or Section 1.2(b) for (i) columns and projections necessary to the structural support of the Building or (ii) for openings in the floor slab which were made at the request of Tenant or to accommodate items installed at the request of Tenant.

1.3.

Minor Variations in Area.  The Rentable Area of the Premises contained in the Basic Lease Provisions has been calculated in accordance with the foregoing definitions in accordance with the Building Owners and Managers Association International Standard Method of Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996 (“BOMA”) and is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.

1.4.

Ceilings, Walls, Floors.  Tenant acknowledges that pipes, ducts, conduits, wires and equipment serving other parts of the Building may be located above acoustical ceiling surfaces, below floor surfaces or within walls in the Premises.

1.5.

Condition of Premises.  The taking of possession of the Premises by Tenant will establish conclusively that the Premises and the Project were at such time in satisfactory order and condition except for (i) all of the Landlord Work described in Rider I attached hereto, (ii) minor matters of structural, mechanical, electrical, and finish adjustment in the Premises (commonly referred to as “punch list items”) specified in reasonable detail on a list delivered by Tenant to Landlord within thirty (30) days after the date on which Tenant takes possession of the Premises and (iii) defects not discoverable upon inspection and about which Tenant notifies Landlord within one (1) year after taking possession of the Premises..  This  does not apply to latent defects which will be completed by Landlord within thirty (30) days of notification by tenant.

1.6.

Common and Service Areas.  Tenant is hereby granted a nonexclusive right to use the Common Areas during the term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations.

Part Two – Page 1

(a)

Common Areas.  “Common Areas” will mean all areas, spaces, facilities, and equipment in the Project made available by Landlord for the common and joint use of Landlord, Tenant and others, including, but not limited to, sidewalks, parking areas, driveways, landscaped areas, loading areas, public corridors, public restrooms (excluding restrooms on any full floors leased by a tenant), Building lobbies, stairs and elevators, drinking fountains and such other areas and facilities, if any, as are reasonably designated by Landlord from time to time as Common Areas.

(b)

Service Areas.  “Service Areas” will refer to areas, spaces, facilities and equipment serving the Project but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms, and air and water refrigeration equipment.

2.

TERM

Term.  The Term of this Lease will commence on the date that Landlord delivers the Premises to Tenant with all of the Landlord Work described in Rider I attached hereto completed (“Commencement Date”) and will terminate on the date set forth in the Basic Lease Provisions (“Expiration Date”) unless sooner terminated in accordance with the provisions of this Lease. Tenant shall have reasonable access to the Premises during construction of the Tenant Work (“Early Access”) to coordinate installation of Tenant’s wiring and equipment, provided such access does not interfere with or delay the Tenant Work. All insurance, waiver and indemnity provisions of the Lease shall be in full force and effect during Early Access. Tenant shall ensure that its phone/data, security and other vendors comply with all applicable Laws and pull their permits and perform their work in conjunction with the Tenant Work so as not to delay the Tenant Work and any and all inspections therefor. Any delay resulting from Early Access, including without limitation due to a Tenant vendor’s work delaying Landlord’s ability to obtain its permits, shall be deemed a Tenant Delay.

2.1.

Delay in Commencement.  If Landlord fails for any reason to tender possession of the Premises to Tenant on the contemplated “Commencement Date” (herein so called) set forth in the Basic Lease Provisions with all of the Landlord Work described in Rider I attached hereto completed, (i) Landlord will not be liable to Tenant for any direct or consequential loss resulting to Tenant from the delay, (ii) the validity of this Lease will not be affected, and (iii) the term of this Lease will not be extended; provided, that if Landlord has not delivered the Premises to Tenant with all of the Landlord Work described in Rider I attached hereto completed on or before August 1, 2014, then Tenant may declare this Lease canceled and of no further force and effect and recover from Landlord all costs and expenses incurred by Tenant.  If Landlord is delayed in delivering the Premises by Tenant’s actions, then the date set forth in the preceding sentence shall be extended by one day for each day of Tenant delay.

Holding Over.  If Tenant, or any party claiming rights to the Premises through Tenant, retains possession of the Premises without the written consent of Landlord after the Expiration Date or earlier termination of this Lease, such possession will constitute a tenancy at will, subject, however, to all the terms and provisions of this Lease except for (i) the Term and (ii) the Base Annual Rent, which Base Annual Rent will become an amount equal to one and one half  (1-1/2) times the Base Annual Rent in effect immediately prior to the Expiration Date.  No holding over by Tenant, and no acceptance of rental payments by Landlord during a holdover period, whether with or without consent of Landlord, will operate to extend this Lease.

3.

MONETARY PROVISIONS

3.1

Base Annual Rent.  Subject to the prepaid rent provisions of Section 3.4, Tenant will pay as the monthly installment of “Base Annual Rent” for each month of the Term, the sum set forth under “Monthly Base Rent”: in the Basic Lease Provisions (subject to proration as provided in this Section 3.1 of Part Two of this Lease), in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice, or demand, and in lawful money of the United States.  Rental shall accrue from the Commencement Date, and will be payable to Landlord In the event rent is not paid timely there will be an additional charge of $50.00 per transaction to reimburse Landlord for processing costs.  If the Commencement Date is not the first day of a calendar month, Tenant will pay to Landlord on the Commencement Date a portion of the monthly installment of Base Annual Rent prorated on the basis of a thirty (30) day month.

Part Two – Page 2

3.1.

Tenant’s Share of Certain Costs.  In addition to all other sums due under this Lease, Tenant will pay to Landlord, in the manner and at the times set forth below, Tenant’s Pro Rata Share of Operating Costs for each calendar year or partial calendar year.

(a)

Operating Costs.  “Operating Costs” will mean all reasonable costs, charges, and expenses determined in accordance with generally accepted accounting principals applied consistently from year to year incurred by Landlord in connection with, operating, maintaining, repairing, insuring and managing the Project during the Lease term, computed on an accrual basis and including, without limitation, costs, charges and expenses incurred with respect to the items enumerated as “Operating Cost Examples” in Paragraph 2 of Exhibit C to this Lease.  Operating Costs will not include those items enumerated as “Operating Cost Exclusions” in Paragraph 1 of Exhibit C to this Lease.

(a)

Pro Rata Share Computation. "Tenant's Pro Rata Share" of Operating Costs will be computed by multiplying (i) the Operating Costs per square foot of Rentable Area in the Building for each calendar year times (ii) the number of square feet of Rentable Area in the Premises.

(b)

Estimated Costs.  Tenant’s Pro Rata Share of Operating Costs for the remainder of the first calendar year (whether full or partial) and for each subsequent calendar year of the Term will be estimated by Landlord, and notice of such estimated amounts will be given to Tenant at least thirty (30) days prior to the Commencement Date or the beginning of each calendar year, as the case may be.  If Commencement Date does not occur on January 1, for the partial calendar year after the Commencement Date, Tenant will pay to Landlord each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to the Tenant’s estimated Pro Rata Share of Operating Costs for the remainder of such calendar year divided by the number of full months remaining in such year.  For each full calendar year of the Term, Tenant will pay to Landlord each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to one-twelfth (1/12) of Tenant’s estimated Pro Rata Share of Operating Costs due for such calendar year.  If the Expiration Date does not occur on December 31, for the partial calendar year preceding the Expiration Date, Tenant will pay to Landlord, each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to the amount of Tenant’s estimated Pro Rata Share of Operating Costs for such partial calendar year divided by the number of full calendar months of such partial calendar year.

(c)

Estimate Revisions.  At any time and from time to time during the Term, but not more than once in calendar year, Landlord will have the right, by prior written notice to Tenant, to change the monthly amount then payable by Tenant for Tenant’s estimated Pro Rata Share of Operating Costs to reflect more accurately, in the commercially reasonable judgment of Landlord, Tenant’s actual Pro Rata Share of Operating Costs for the then current calendar year.  Tenant will begin paying the revised estimated amount together with the next monthly payment of Base Annual Rent due thirty days after receipt by Tenant of Landlord’s notice.

(d)

Annual Adjustments.  On or before April 1 of each calendar year, Landlord will prepare and deliver to Tenant a statement setting forth the calculation of Tenant’s actual Pro Rata Share of Operating Costs for the previous calendar year.  Within thirty (30) days after receipt of the statement of Tenant’s actual Pro Rata Share of Operating Costs, Tenant will pay to Landlord, or Landlord will credit against the next rental or other payment or payments due from Tenant, as the case may be, the difference between Tenant’s actual Pro Rata Share of Operating Costs for the preceding calendar year and Tenant’s estimated Pro Rata Share of Operating Costs paid by Tenant during such year.

(e)

Annual Reconciliation:  Within one hundred fifty (150) days after the end of each calendar year during the Term, or as soon as reasonably practicable thereafter, Landlord shall provide Tenant a statement showing the Operating Expenses and Taxes for said calendar year, prepared in accordance with generally accepted accounting practices consistently applied from year to year, and a statement prepared by Landlord comparing Estimated Additional Rent paid by Tenant with actual Additional Rent.  If the Estimated Additional Rent paid by Tenant, if any, exceeds the actual Additional Rent for said calendar year, Landlord shall pay Tenant an amount equal to such excess if any, by direct payment to Tenant within thirty (30) days of the date of such statement.  If the actual Additional Rent exceeds Estimated Additional Rent for said calendar year, Tenant shall pay the difference to Landlord within thirty (30) days of receipt of the statement.  The provisions of this paragraph shall survive the expiration or termination of this Lease Agreement.  Any amount due to the Landlord as shown on Landlord’s statement described above, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due

Part Two – Page 3

as provided above, without prejudice to any subsequent written exception made pursuant to Section 6.I.  The Base Rent, Additional Rent and all other sums of money that become due and payable under this Lease Agreement shall collectively be referred to herein as “Rent”.

(f)

Tenant’s Right to Audit Operating Costs.  Tenant shall have the right, at its expense and at a reasonable time, to audit Landlord’s books relevant to the Operating Costs due under this Section 3.2 of Part Two of this Lease.  Audit must be completed within ninety (90) days of Landlord notifying Tenant of annual operating expense statement.

(g)

Final Partial Year.  If the Term will expire or this Lease has been terminated prior to a final determination of the Tenant’s actual Pro Rata Share of Operating Costs, the amount of adjustment between Tenant’s estimated Pro Rata Share and Tenant’s actual Pro Rata Share of Operating Costs payable for the preceding calendar year and/or the final partial calendar year of the Term will be projected by the Landlord based upon the best data available to Landlord at the time of the estimate.  Within thirty (30) days after receipt of a statement from Landlord setting forth Landlord’s projections, Tenant will pay to Landlord, or Landlord will pay to Tenant, as the case may be, the difference between Tenant’s projected actual Pro Rata Share of Operating Costs for the period in question and Tenant’s estimated Pro Rata Share of Operating Costs paid by Tenant for the period in question.  The obligations set forth in the preceding sentence will survive the Expiration Date or earlier termination of this Lease.

(h)

Adjustment for Occupancy.  During any calendar year in which the Building has less than full occupancy, Operating Costs that vary with the occupancy of the Building will be computed as though the Building had been 95% occupied for the entire calendar year.

3.2.

Personal Property Taxes.  Tenant agrees to pay, before delinquency, all taxes, fees or charges, rates, duties and assessments, imposed, levied or assessed directly against Tenant, or indirectly through Landlord provided Landlord sends notice of such assessment to Tenant prior to delinquency (but in no event later than ten (10) days before the due date), and payable during the Term hereof, upon Tenant’s equipment, furniture, movable trade fixtures and other personal property located in the Premises.  Tenant will also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of the Tenant’s occupancy of the Premises or upon the business or income of the Tenant generated from the Premises.  Tenant, however, may dispute and contest such personal property taxes, and in such case such disputed item need not be paid until finally adjudged to be valid and any right to appeal has lapsed.  At the conclusion of such contest, Tenant shall pay the items contested to the extent that they are held valid, together with all items, court cost, interest, and penalties relating thereto.

3.3.

Prepaid Rent.  Concurrently with Tenant’s execution of this Lease, Tenant will pay to Landlord the sum specified in Paragraph 8 of the Basic Lease Provisions as “Prepaid Rent” which sum will be credited to the first full month’s Base Annual Rent in the manner set forth in the Basic Lease Provisions.

3.4.

Security Deposit.  Contemporaneously with the execution of this Lease, Tenant will pay Landlord the sum set forth in Paragraph 7 of the Basic Lease Provisions as “Security Deposit” as security for the performance by Tenant under this Lease.  If Tenant defaults with respect to any provision of this Lease, and the same is not cured within any applicable grace or cure periods hereunder, Landlord may, but will not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion of the Security Deposit is so used or applied, Tenant will, upon demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the original amount.  If Tenant fully performs every provision of this Lease to be performed by Tenant, including surrender of the Premises in accordance with Section 7.4, the Security Deposit will be returned to Tenant within thirty (30) days after the Expiration Date.  Tenant will not assign or encumber Tenant’s interest in the Security Deposit and neither Landlord nor Landlord’s successors or assigns will be bound by any such attempted assignment or encumbrance of the Security Deposit.

3.5.

Late Payments.  After the second instance of Tenant’s failure to pay when due any installment of Base Annual Rent on or before the fifth (5th) day of the calendar month, interest will accrue from the date on which such sum is due and such Interest, together with a “Late Charge” (herein so called) in an amount equal to five  percent (5%) of the installment then due, will be paid by Tenant to Landlord at the time of payment of the delinquent sum.

Part Two – Page 4

Landlord shall not be required to notify Tenant of nonpayment by the fifth day of the month after the second instance of such delay.  The Late Charge is agreed by Landlord and Tenant to be a reasonable estimate of the extra administrative expenses incurred by Landlord in handling such delinquency.

3.6.

Interest.  Whenever reference is made in this Lease to the accrual of interest on sums due Landlord or whenever any amount owed to Landlord is not paid when due, such sum will bear interest (“Interest”) at an annual rate equal to the lesser of (i) two percent (2%) over the “base” or “prime” rate published from time to time by Citibank, N.A., or (ii) the maximum lawful rate.

3.7.

Administrative Reimbursement.  In the event Landlord performs construction, maintenance, or repairs for Tenant under Sections 7.3 or 12.2 of Part Two of this Lease, Tenant will reimburse Landlord within ten (10) business days after receipt of an invoice from Landlord for the cost of such construction, maintenance or repairs plus an amount equal to percent (7%) of such costs (“Administrative Reimbursement”) to reimburse Landlord for administration and overhead.

3.8.

Additional Rent.  Any payments to be made by Tenant to Landlord under this Lease in addition to the Base Annual Rent, whether or not denominated as rent, will be deemed to be additional rent under this Lease for the purpose of securing their collection and will constitute rent for purposes of Section 502 of the Bankruptcy Code.  Landlord will have the same rights and remedies upon Tenant’s failure to make such payments as for the nonpayment of Base Annual Rent.

4.

CONSTRUCTION

Tenant accepts the Premises in its “as-is” condition except as detailed in Rider I.  Except as provided in Rider I, Tenant acknowledges that Landlord has not undertaken to perform any modification, alteration or improvement to the Premises.  BY TAKING POSSESSION OF THE PREMISES, TENANT WAIVES (i)ANY CLAIMS DUE TO DEFECTS IN THE PREMISES, EXCEPT AS PROVIDED IN SECTION 1.5 AND 6.3(a); AND (ii) ALL EXPRESS AND IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE.  Except to the extent otherwise expressly provided in this Lease, Tenant waives the right to terminate the Lease due to the condition of the Premises.

5.

SERVICES AND UTILITIES

5.1.

Services by Landlord.  Provided Tenant is not in default under this Lease, and subject to the conditions and standards set forth in this Lease and to standards, limitations and guidelines imposed by governmental authorities and utility companies, Landlord will furnish or cause to be furnished the following services and utilities:  (i) heat and air conditioning to the Premises to maintain a comfortable temperature range between 70° and 76 ° on a year round basis during “Normal Business Hours” (as defined in the Rules and Regulations), (ii) water at the normal temperature of the supply of water to the Building for lavatory and drinking purposes through fixtures installed by Landlord or by Tenant with Landlord’s consent; (iii) janitorial cleaning services to those portions of the Premises which are used for office purposes five (5) days per week (except on holidays observed by the Building – See Exhibit D Rules and Regulations for a list of Federal Holidays observed); (iv) twenty-four (24) hour, nonexclusive passenger elevator service and, when scheduled through the Building management, nonexclusive freight elevator service to the floor(s) on which the Premises are located; (v) routine maintenance in the Common Areas; (vi) replacement of standard light bulbs, fluorescent tubes, and ballasts in the Premises; and (vii) electric current to the Premises for standard office lighting and office machines which consume electric current within the parameters set forth in Section 5.3(a)(i) of this Lease.    Landlord, at his sole discretion, may elect to reduce the number of janitorial visits per week from five (5) per week to three (3) per week. This reduction in weekly service may be performed to decrease operating expenses and to implement a more energy efficient policy.  Individual conditions will be addressed as necessary.

5.2.

Tenant’s Obligations.  Tenant will pay for, prior to delinquency, all telephone charges and all other materials and services not expressly the obligation of Landlord that are furnished to or used on or about the Premises during the Term of this Lease.

Landlord and Tenant agree that there are several telecommunications companies (hereinafter “Telco”)

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which serve the lease premises.  As each of the Telco’s offer its own set of advantages and disadvantages, Tenant agrees to select a Telco within 30 days of signing this lease and to provide Landlord a copy of its contract with the Telco which will include services to be rendered as well as the term of the agreement.  Tenant agrees, at Landlord’s option, to cause all of the wiring and other Telco equipment to be removed from the premises upon the termination of this lease.  Should any changes be made to the Telco vendor during the term of the Lease, Tenant must advise Landlord of these changes in addition to any revisions to the Telco contract etc.

5.3.

Tenant’s Additional Service Requirements.

(a)

Additional Services Requiring Landlord Consent.  Tenant will not, without Landlord’s prior consent, do the following:  (i) install or use special lighting beyond Building standard, or any equipment, machinery, or device in the Premises which requires a nominal voltage of more than one hundred twenty (120) volts single phase, or which in Landlord’s reasonable opinion exceeds the capacity of existing feeders, conductors, risers, or wiring in or to the Premises or Building, or which requires amounts of water in excess of that usually furnished or supplied for use in office space, or which will decrease the amount or pressure of water or the amperage or voltage of electricity Landlord can furnish to other occupants of the Building; (ii) install or use any heat or cold-generating equipment, machinery or device which affects the temperature otherwise maintainable by the heat or air conditioning system of the Building; (iii) use portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, such as, but not limited to, kitchens, except the break-room contemplated by Tenant for its suite  , reproduction rooms, interior glass partitions, and non-Building standard materials or finishes; or (iv) accumulate refuse or rubbish in excess of that ordinarily accumulated in business office occupancy.

(b)

Providing Additional Services.  If, in the commercially reasonable opinion of Landlord, additional services to Tenant are necessary, Landlord will have the following rights upon at least thirty (30) days’ prior written notice to Tenant:

(i)

Removal by Tenant.  Landlord may require that Tenant cease the activity or remove the item (or refuse to permit the activity or installation of the item), causing (or which will cause) the need for such additional service, if Landlord and Tenant are not able to agree upon a mutually satisfactory method for providing such additional services or, in the commercially reasonable opinion of Landlord, providing such additional service is not operationally or economically feasible.

(ii)

Separate Metering.  With respect to additional utility consumption, Landlord may install and maintain separate metering devices, or may cause periodic usage surveys to be prepared by an engineer employed by Landlord for such purpose.  The cost of the additional utility consumption plus, if  Landlord installs and maintains separate meters, the cost of such meters and their installation (amortized over a reasonable useful life of the meter but prorated for the remainder of the Lease term), maintenance and repair, or if Landlord orders usage surveys, the cost of such surveys, will be the obligation of Tenant. Notwithstanding anything herein contained to the contrary Landlord acknowledges that the use of the Premises as herein contemplated by Tenant does not increase the utility consumption usage/costs to the Building.

(iii)

Additional HVAC.  With respect to heat or cold generating equipment, Landlord may furnish additional heat or air conditioning to the Premises, or install supplementary heating or air conditioning units in the Premises or elsewhere in the Building, or modify the existing heating or air conditioning system in the Premises.  The cost of additional heat or air conditioning, supplementary units, or modifications to the existing system (amortized over the reasonable life of the system but prorated for the remainder of the Lease term) will be the obligation of Tenant.

(iv)

Replacement Bulbs.  With respect to lighting beyond standard lighting used throughout the Building, Landlord may purchase and replace, at the expense of the tenant, light bulbs and ballasts and/or fixtures.

(v)

Cleaning Contractor.  With respect to additional cleaning work, Landlord may instruct Landlord’s janitorial contractor to provide such services and the cost of such service will be the obligation of Tenant;

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(c)

After Hours Heat or Air Conditioning.  Landlord will provide after hours heat or air conditioning, at the cost of Tenant, upon request from Tenant received no later than 3:00 p.m. on a week day for service required the same night (or prior to business hours of the following day) or 12:00 p.m. of the last business day before a weekend or a holiday for service required on a weekend or holiday.  The cost of after hours heat or air conditioning will be reasonably determined from time to time by Landlord and, upon request, confirmed in writing to Tenant.

(d)

Payment.  Tenant will pay to Landlord the cost of any additional service and any other cost for which Tenant is obligated under Section 5.3(b) within thirty (30) days after receipt of an invoice with respect to same from Landlord.

5.4.

Interruption of Utility Service.  Landlord will use Landlord’s best efforts to provide the services required of Landlord under this Lease.  However, Landlord reserves the right, without any liability to Tenant and without affecting Tenant’s covenants and obligations under this Lease, to stop or interrupt or reduce any of the services listed in Section 5.1 or to stop or interrupt or reduce any other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of (i) accidents or emergencies, (ii) with twenty four hours prior written notice to Tenant the making of repairs or changes which Landlord in good faith deems necessary or is required or is permitted by this Lease or by law to make, (iii) difficulty in securing proper supplies of fuel, water, electricity, labor or supplies,  (iv) the compliance by Landlord with governmental or utility company energy conservation measures, or (v) the exercise by Landlord of any right under Section 6.6.  Landlord will, in the event of an interruption of a utility service, use Landlord’s best efforts to cause such service to be resumed.  However, no interruption or stoppage of any of such services will ever be construed as an eviction of Tenant nor will such interruption or stoppage cause any abatement of the rent and additional rent payable under this Lease (except as expressly set forth in the following sentence) or in any manner relieve Tenant from any of Tenant’s obligations under this Lease.  Notwithstanding the foregoing, in the event that any such service is interrupted and such service(s) is not restored within a forty-eight (48) hour period, Tenant shall be entitled to an abatement of Base Annual Rent for each day or portion of a day thereafter during which such service(s) is not reinstated. Notwithstanding anything to the contrary in Article 5 of this Lease, in the event there is an interruption in services which is not due in part to the negligence of the Tenant and as a direct result of such interruption Tenant is unable to occupy the Premises for the purposes set forth in Section 6.1 of this Lease, and in fact Tenant does not occupy the Premises for such purposes, the Base Rent and any Additional Rent payable to Landlord shall be abated from the third day after such interruption until such time as such services are reinstated or Tenant again occupies the Premises. In the event said interruption of services extends for a period of sixty (60) days and, as a result thereof, Tenant cannot occupy the Premises for a period of sixty (60) days, Tenant shall have the right to terminate this Lease without further liability to Landlord

6.

OCCUPANCY AND CONTROL

6.1.

Use.  The Premises will be used and occupied by Tenant for general office purposes and for no other purposes.  In no event will the term “general office purposes” be construed to include the following uses:  educational facility, school, telemarketing, or personnel agency.  Tenant will at no time permit the Premises to be occupied by more than one (1) person (including contractors and employees) for every two hundred (200) square feet of Rentable Area. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent

6.2.

Rules and Regulations.  Tenant’s use of the Premises and the Common Areas will be subject at all times during the Term to the “Rules and Regulations” attached to the Lease as Exhibit D and to any reasonable, non-discriminatory modifications of such Rules and Regulations that are applicable to all tenants of the Project and any additional reasonable, non-discriminatory Rules and Regulations from time to time promulgated by Landlord.  Additional Rules and Regulations will not become effective and a part of this Lease until a copy of same has been delivered to Tenant.  Landlord shall use best efforts to cause other occupants of the Building to comply with the Rules and Regulations, however, the inability of Landlord to cause another occupant of the Building to comply with the Rules and Regulations will neither excuse Tenant’s obligation to comply with such Rules and Regulations or any other obligation of Tenant under this Lease nor cause the Landlord to be liable to Tenant for any damage resulting to Tenant.  Tenant will cause Tenant’s employees, servants and agents to comply with the Rules and Regulations.

6.3.

Additional Covenants of Tenant; Representation of Landlord

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(a)

Laws, Statutes.  Tenant will, at Tenant’s sole cost, promptly comply with (i) all laws, orders, regulations, and other government requirements now in force or hereafter enacted relating to the use, condition, or occupancy of the Premises, including without limitation, (A) Title III of The Americans with Disabilities Act of 1990, all regulations issued thereunder, and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, and the Texas Architectural Barriers Act, as the same are in effect on the date of this Lease and as hereafter amended, (“Disabilities Acts”), and (B) all applicable laws, ordinances, and regulations (including consent orders and administrative orders) relating to public health and safety and protection of the environment and regulation of “Hazardous Substances”, as such term is defined in Article 21 of the General Lease Provisions (“Environmental Laws”), and (ii) all rules, orders, mandates, directives, regulations and requirements pertaining to the use of the Premises and the conduct of Tenant’s business imposed by Landlord’s insurers, American Insurance Association (formerly known as “National Board of Fire Underwriters”) or insurance service office, any utility company serving the Building or any other similar body having jurisdiction over the Building, any related parking areas, and the Premises.  Landlord represents and warrants to Tenant that the Premises are, and as of the Commencement Date will be, in compliance with all such laws, orders, regulations and other governmental requirements, and, to the extent they are not, Landlord will, at its sole cost and expense, make such repairs, alterations or changes as may be required to bring the Premises into compliance, unless Tenant performs modifications after the Commencement Date which require compliance with city ordinances, in which case such requirements for compliance shall be at Tenant’s sole cost. Landlord represents to Tenant that Landlord has no reason to believe that at the time of the execution of this Lease the Building does not meet all of the requirements stated in this Article 6.3.(a).

(b)

Nuisance.  Tenant will not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the operation of the Project or with the rights of other tenants or occupants of the Project or injure, disturb or annoy other tenants or occupants of the Project.

(c)

Building Reputation.  Tenant will not use or permit the Premises to be used for any objectionable purpose or any purpose which, in the commercially reasonable opinion of the Landlord, harms the business or reputation of the Landlord or Building, or any part of the Building, or deceives or defrauds the public.

(d)

Recording.  Tenant will not record this Lease or any memorandum of this Lease without the prior written consent of Landlord.  Tenant will, upon request of Landlord, execute, acknowledge and deliver to Landlord a short form or memorandum of this Lease for recording purposes.

6.4.

Access by Landlord.  Landlord reserves the right for Landlord and Landlord’s agents after twenty four (24) hours prior written notice to Tenant, except during an emergency when notice is waived to enter the Premises at any reasonable time (i) to inspect the Premises, (ii) to supply janitorial service or other services to be provided by Landlord to Tenant under this Lease, (iii) to show the Premises to prospective lenders, or purchasers, (iv) to show the Premises to prospective tenants during the last three months of the Lease Term upon at least two (2) business days prior notice to Tenant; (v) to alter, improve, maintain or repair the Premises or any other portion of the Building abutting the Premises, (vi) to install, maintain, repair, replace or relocate any pipe, duct, conduit, wire or equipment serving other portions of the Building but located in the ceiling, wall or floor of the Premises, (vii) to perform any other obligation of Tenant after Tenant’s failure to perform same, or (viii) upon default by Tenant under this Lease.  If Landlord enters the Premises for the purpose of performing work, Landlord may erect scaffolding and store tools, material, and equipment in the Premises when required by the character of the work to be performed.  In no event, however, shall Landlord in any way interfere with or obstruct normal business operations in the Premises or store tools, material, and equipment in more than ten (10%) rentable space in the Premises for over two (2) consecutive days.  The City of Spring Valley fire drills do not violate this provision.

6.5.

Control of Project.  The Building and Common Areas will be at all times under the exclusive control, management and operation of the Landlord.  Landlord hereby reserves the right from time to time (i) to alter or redecorate the Project, or any part thereof, or construct additional facilities adjoining or proximate to the Project; (ii) to close temporarily doors, entry ways, public spaces and corridors and after twenty four (24) hours prior written notice to Tenant to interrupt or suspend temporarily Building services and facilities in order to perform any redecorating or alteration or in order to prevent the public from acquiring prescriptive rights in the Common Areas; and (iii) to change the name of the Building.

6.6.

Minimization of Disruption.  Landlord will use reasonable efforts not to disrupt Tenant’s operations in the Premises during the exercise of Landlord’s rights or the performance by Landlord of Landlord’s obligations

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under this Lease, but will not be required to incur extra expenses in order to minimize such disruption unless Landlord’s performance of its obligations is caused solely by Landlord’s gross negligence or omission.  No exercise by Landlord of any right or the performance by Landlord of Landlord’s obligations under this Lease will constitute actual or constructive eviction or a breach of any express of implied covenant for quiet enjoyment.

7.

REPAIRS, MAINTENANCE AND ALTERATIONS

7.1.

Landlord’s Repair Obligations.  Landlord will, subject to the casualty provisions of Article 9, maintain the (i) the Common Areas and Service Areas, (ii) roof, foundation, exterior windows and load bearing items of the Building; (iii) exterior surfaces of walls; (iv) plumbing, pipes and conduits located in the Common Areas or Service Areas of the Building, and (v) the Building central heating, ventilation and air conditioning, electrical, mechanical and plumbing systems.  Landlord will not be required to make any repair unless caused by the negligent act or willful misconduct of Landlords employees, agents, invitees, subtenants, licensees or contractors, in connection with or resulting from (1) any unapproved alteration or modification to the Premises or to Building equipment performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (2) the installation, use or operation of Tenant’s property, fixtures and equipment, (3) the moving of Tenant’s property in or out of the Building or in and about the Premises, (4) Tenant’s use or occupancy of the Premises in violation of Article 6 or in a manner not contemplated by the parties at the time of execution of this Lease (e.g., subsequent installation of special use rooms), (5) the negligent act or willful misconduct of Tenant and Tenant’s employees, agents, invitees, subtenants, licensees or contractors, (6) fire or other casualty, except as provided in Article 9, or (7) condemnation, except as provided in Article 10.  Depending upon the nature of repairs undertaken by Landlord, the cost of such repairs will be borne solely by Landlord or reimbursed to Landlord either by a particular tenant or tenants or by all tenants as an Operating Cost.

7.2.

Tenant’s Repair Obligations.  Except for janitorial services provided by Landlord, Tenant, at Tenant’s expense, will maintain the Premises in good order, condition and repair including, without limitation, the interior surfaces of the windows, walls and ceilings; floors; wall and floor coverings; window coverings; doors; interior windows; and all switches, fixtures and equipment in the Premises.  Upon receipt of reasonable  notice from Tenant, Landlord will perform, at the expense of Tenant, all repairs and maintenance to plumbing, pipes and electrical wiring located within walls, above ceiling surfaces and below floor surfaces resulting from the use of the Premises by Tenant.  In no event will Tenant be responsible for any plumbing, pipes and electrical wiring, switches, fixtures and equipment located in the Premises but serving another tenant or for portions of the central heat, ventilation and air conditioning, electrical, mechanical and plumbing systems of the Building which are located in the Premises, except for (i) repairs resulting from the negligence or willful misconduct of Tenant and Tenant’s employees, agents, invitees, subtenants, licensees or contractors, (ii) modifications made to such systems by, for, or because of Tenant, and (iii) special equipment installed by, for, or because of Tenant.

7.3.

Rights of Landlord.  - In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, Landlord shall provide Tenant with written notice of any required repair and if Tenant fails to make such repair within a reasonable time (not to exceed thirty (30) days), Landlord will have the right to perform such maintenance, repairs, refurbishing or repairing at Tenant’s expense. Provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time

7.4.

Surrender.  Upon the expiration or earlier termination of this Lease or upon the exercise by Landlord of Landlord’s right to re-enter the Premises without terminating this Lease in the event of Tenant’s default as provided in Section 12.1 and 12.2 (b), Tenant will surrender the Premises in the same condition as received or as subsequently improved by Landlord or Tenant, except for (i) ordinary wear and tear and (ii) damage by fire, earthquake, acts of God or the elements, and will deliver to Landlord all keys for the Premises and combinations to safes located in the Premises.  Tenant will, at Landlord’s option, remove, or cause to be removed, from the Premises or the Building, at Tenant’s expense and as of Expiration Date or earlier termination of this Lease, all signs, notices, displays, millwork, non-movable trade fixtures, or, at the option of Landlord, which shall be determined at the time Tenant requests such leasehold improvements any leasehold improvements placed in the Premises by or at the request of Tenant.  Tenant agrees to repair, at Tenant’s expense, any damage to the Premises or any other part of the Project resulting from the removal of any articles of personal property, movable business or trade fixtures, machinery, equipment, furniture, movable partitions or tenant improvements except those Tenant Improvements placed on the

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Premises by Landlord as an inducement to enter into this Lease, including without limitation, repairing the floor and patching and painting the walls where required by Landlord.  Tenant’s obligations under this Section 7.4 will survive the expiration or earlier termination of this Lease.  If Tenant fails to remove any item of property permitted or required to be removed at the expiration or earlier termination of the Term, Landlord, may, upon five (5) business days prior written notice to Tenant, at Landlord’s option, (a) remove such property from the Premises at the expense of Tenant place such property in storage at the expense of Tenant.  Any property of Tenant remaining in the Premises thirty (30) days after the Expiration Date or earlier termination of this Lease will be deemed to have been abandoned by Tenant.

7.5.

Alterations by Tenant.

(a)

Approval Required.  Tenant will not make, or cause or permit to be made, any additions, alterations, installations or improvements in or to the Premises (collectively, “Alterations”), in excess of twenty five hundred dollars ($2,500) in each instance, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  Unless Landlord has waived such requirement in writing, together with Tenant’s request for approval of any Alteration, Tenant must also submit details with respect to the proposed source of funds for the payment of the cost of the Alteration by Tenant, design concept, plans and specifications, names of proposed contractors, and financial and other pertinent information about such contractors (including without limitation, the labor organization affiliation or lack of affiliation of any contractors), certificates of insurance to be maintained by Tenant’s contractors, hours of construction, proposed construction methods, details with respect to the quality of the proposed work and evidence of security (such as payment and performance bonds) to assure timely completion of the work by the contractor and payment by the contractor of all costs of the work.  With respect to any Alteration which is visible from outside the Premises, such proposed Alteration must, in the opinion of Landlord, also be architecturally and aesthetically harmonious with the remainder of the Building.

(b)

Complex Alterations.  If the nature, volume or complexity of any proposed Alterations, causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will reimburse Landlord for the reasonable fees and expenses incurred by Landlord, such fees not to exceed five hundred dollars ($500.00).  If any improvements will affect the basic heat, ventilation and air conditioning or other Building systems or the Building, Landlord may require that such work be designed by consultants reasonably designated by Landlord and be performed by Landlord or Landlord’s contractors.

(c)

Standard of Work.  All work to be performed by or for Tenant pursuant hereto will be performed diligently and in a workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Project and/or Tenant, including, without limitation, the Disabilities Acts, Environmental Laws, and Landlord’s insurance carriers.  Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may only require changes in the method or quality of the work that are necessary to comply with this Section 7.5 (c) of Part Two of this lease.

(d)

Ownership of Alterations.  All Alterations made by or for Tenant (other than the Tenant’s movable trade fixtures), will immediately become the property of the Landlord, without compensation to the Tenant; provided, however, Landlord will have no obligation to repair, maintain or insure such Alterations.  Carpeting, shelving and cabinetry will be deemed improvements of the Premises and not movable trade fixtures, regardless of how or where affixed.  Such Alterations will not be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term and will be surrendered as a part of the Premises unless Landlord has requested that Tenant remove such Alterations.  Racking for servers or network equipment shall not be deemed as movable trade fixtures.

7.6.

Liens.  Tenant will keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by or on behalf of or for the benefit of Tenant.  If Tenant does not, within thirty (30) days following the imposition of any such lien, cause such lien to be released of record by payment or diligent contest such lien and posting of a proper bond or other security, Landlord will have, in addition to all other remedies provided in this Lease and by law, the option, to cause the same to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien.  All sums paid and expenses incurred by Landlord in connection therewith, including reasonable attorneys’ fees, will be payable to Landlord by Tenant on demand with Interest from the date such sums are expended.

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8.

INSURANCE

8.1.

Insurance Required of Tenant.  Tenant will, at Tenant’s sole expense, procure and maintain the coverage required by this Section 8.1.

(a)

Commercial General Liability Insurance.  Tenant will procure and maintain commercial general liability insurance (“Liability Insurance”) which (a) insures against claims for bodily injury, property damage, personal injury and advertising injury arising out of or relating, directly or indirectly, to the use, occupancy, or maintenance of the Premises or any portion of the Property by Tenant or any of its agents, employees, contractors, invitees and licensees, (b) insures, without exclusion, damage or injury arising from heat, smoke, or fumes from a hostile fire, (c) has limits of not less than (i) $1,000,000.00 per occurrence, (ii) $2,000,000.00 general aggregate per location, (iii) $2,000,000.00 products and completed operations aggregate, (iv) $1,000,000.00 for personal and advertising injury liability, (v) $50,000.00 for fire damage legal liability, and (vi) $5,000.00 for medical payments, (d) includes blanket contractual liability and broad form property damage liability coverage, and (e) contains a standard separation of insured’s provision.

(b)

INTENTIONALLY DELETED.

(c)

Worker’s Compensation and Employer Liability Coverage.  Tenant will procure and maintain workers’ compensation insurance and employer’s liability insurance to the extent required by applicable law.

(d)

Property Insurance.  Tenant will procure and maintain property insurance coverage (“Property Insurance”) for the following:  (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s personal property in, on, at or about the Premises or any other part of the Project;  and (ii) all leasehold improvements to the Premises constructed pursuant to the Work Letter, if any, attached to this Lease, and other improvements, betterments, and Alterations to the Premises.  Tenant’s Property Insurance must be written on the broadest available “all- risk” (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord, include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost of the covered items and property; be written in amounts of coverage that meet any coinsurance requirements of the policy or policies, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage.  Landlord must be named as an “additional insured as its interest may appear” under Tenant’s Property Insurance.

(e)

All-risk Insurance.  All-risk property insurance covering all of Tenant’s personal property, inventory, equipment, fixtures, alterations and improvements at the Premises up to the replacement value of such property;

(f)

Other Tenant Insurance Coverage.  Tenant will, at Tenant’s sole expense, procure and maintain any other and further insurance coverage’s that Landlord or Landlord’s lender may reasonably require, that is reasonable and consistent with similar quality buildings within a one mile radius of the Building.

8.2.

Form of Policies and Additional Requirements.  Each liability insurance policy described above (except employer’s policies) shall name Landlord, Landlord’s agent and advisor, Landlord’s property manager, and any mortgages, all as additional insured’s.  Each property insurance policy described above shall name Landlord as loss payee with respect to any permanently affixed improvements and betterments.  to the Premises.  All such policies shall (i) be issued by insurers licensed to do business in the state in which the Property is located, (ii) be issued by insurers with a current rating of “A-” “VIII” or better in Best’s Insurance Reports, (iii) be primary without right of contribution from any of Landlord’s insurance, (iv) be written on an occurrence (and not claims-made) basis, and (v) be uncancellable without at least thirty (30) days’ prior written notice to the Landlord.  At least fifteen (15) days before the Commencement Date (or, if earlier, the date Tenant first enters into the Premises for any reason), Tenant shall deliver to the Landlord certificates of insurance satisfactory to Landlord for each such policy required above.  Within ten (10) days after any such policy expires, Tenant shall deliver to the Landlord a certificate of renewal evidencing replacement of the policy.  The limits of insurance required by this Lease or as otherwise carried by Tenant shall not limit the liability of Tenant or relieve Tenant of any obligations under this Lease, except to the extent provided in any waiver of subrogation contained in this Lease.  Tenant shall have sole responsibility for payment of all deductibles.

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8.3.

Waiver of Subrogation.  Notwithstanding anything to the contrary in this Lease, Landlord and Tenant each hereby releases and waives all rights to recovery, claims or causes of action against the other and the other’s agents, trustees, officers, directors and employees on account of any loss or damage which may occur to the Premises, the Project or any improvements thereto or to any personal property of such party to the extent such loss or damage is caused by a peril which is required to be insured against under this Lease or is actually insured against at the time of any such loss or damage, regardless of the cause or origin (including negligence of the other party).  Landlord and Tenant each covenants to the other that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against the other party.  Each Party covenants to the other party that all policies of insurance maintained by such party respecting property damage shall be endorsed to provide such waiver of subrogation, and each party agrees to advise all of its insurers in writing of the waiver.  IT IS THE INTENTION OF LANDLORD AND TENANT THAT THE WAIVER CONTAINED IN THIS SECTION 8.3 APPLY TO ALL CLAIMS DESCRIBED HEREIN, INCLUDING, WITHOUT LIMITATION, ANY OF THE SAME THAT ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD, TENANT OR THEIR RESPECTIVE EMPLOYEES, AGENTS, INVITEES, SUBTENANTS, LICENSEES OR CONTRACTORS.  This Section shall control over any indemnification clause contained in this Lease.

8.4.

Landlord’s Insurance.  The Landlord shall maintain throughout the Term all-risk or fire and extended coverage insurance upon the Building in an amount equal to the full replacement value thereof (or, in lieu thereof, a specified plan of self-insurance).  The premiums for such insurance and of each endorsement thereto shall be deemed to be part of the Insurance Costs for purposes of Section 3.2 hereof.  Furthermore, Tenant shall pay, as Additional Rent and as billed by Landlord, the entire amount of any increase in premiums for any insurance obtained by Landlord which occurs solely due to the particular use of the Premises by Tenant.  Notwithstanding anything herein contained to the contrary Landlord acknowledges that the use of the Premises as herein contemplated by Tenant does not increase the Insurance Premiums.

9.

DAMAGE OR DESTRUCTION

9.1.

Repair by Landlord.  Tenant will immediately notify Landlord of fire or other casualty in the Premises.  If the Premises are damaged by fire or other casualty and unless this Lease is terminated as hereinafter provided, Landlord will proceed with reasonable diligence to repair the so-called “shell” of the Premises and any leasehold improvements originally installed by Landlord.  Landlord’s obligation to repair is subject to (i) delays which may arise by reason of adjustment of loss under insurance policies, including, without limitation, Tenant’s policy for leasehold improvements and betterments described in Section 8.1 of this Lease, and (ii) other delays beyond Landlord’s reasonable control.  Landlord’s obligation to repair will be limited to the extent of insurance proceeds actually available to Landlord for repairs after the election by the holder of any mortgage against the Building to apply a portion or all of the proceeds against the debt owing to such holder.  Until Landlord’s repairs to the Premises are completed, the Base Annual Rent and additional rent will abate in proportion to the part of the Premises, if any, that is rendered untenantable.

9.2.

Landlord’s Rights Upon The Occurrence of Certain Casualties.  In the event:  (i) either the Premises or the Building (whether or not the Premises are affected) is totally or partially destroyed or damaged by fire or other casualty and repairs cannot, in Landlord’s reasonable judgment or within ten (10) days of receipt of such a ruling by the insurance company, be completed within one hundred twenty (120) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums; (ii) fifty percent (50%) or more of the Rentable Area of the Building (wherever located) is damaged or destroyed by fire or other casualty (whether or not the Premises are affected thereby); (iii) damage is otherwise so great that Landlord, in Landlord’s absolute discretion, decides to demolish the Building, in whole or in substantial part; (iv) insurance proceeds remaining after payment of any proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to repair or restore the damage or destruction; (v) the Building or the Premises are damaged or destroyed as a result of any cause other than the perils covered by Landlord’s property insurance; or (vi) the Premises are materially damaged, in Landlord’s or Tenant’s judgment, by fire or other casualty during the last twenty-four (24) months of the Term; Landlord or Tenant relating to sub-paragraph (vi) above, may elect (a) to the extent of the insurance proceeds actually received by the Landlord, to proceed to repair, restore or rebuild the Building or the Premises, in which event this Lease will continue in effect, or (b) to terminate this Lease (effective as of the event of destruction) upon thirty (30) days’ prior notice to Tenant, which notice will be given, if at all, within sixty (60) days following the date of the occurrence of the destruction.  In repairing or restoring the Building or any part thereof, the Landlord may use designs, plans and specifications, other than those used in the original construction of the Building and the Landlord may alter or

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relocate, or both, any or all buildings, facilities and improvements, including the Premises, provided that the Premises as altered or relocated will be substantially the same size and will be in all material respects reasonably comparable to the Premises.  Upon any such termination of this Lease, Tenant will surrender to Landlord the Premises and deliver to Landlord all proceeds from Tenant’s insurance attributable to tenant improvements and other additions, improvements, and property items which Tenant has no right to remove.  Tenant will pay Base Annual Rent and all other sums payable under this Lease prorated through the effective date of such termination and Landlord and Tenant will be free and discharged from all obligations under this Lease arising after the effective date of such termination, except those obligations expressly stated in this Lease to survive the termination of this Lease.

9.3.

Tenant’s Rights Upon The Occurrence of Certain Casualties.  Tenant shall have the right to terminate this Lease before the Expiration Date, which right shall be exercisable by Tenant delivering to Landlord written notice of termination at least five (5) days prior to such termination by Tenant, if any one of the following occurs: (i) the Premises or the Building (whether or not the Premises are affected) is totally or partially destroyed or damaged by fire or other casualty and repairs cannot, in Tenant’s and Landlord’s reasonable judgment, be completed within one hundred twenty (120) days after the occurrence of such damage; (ii) fifty percent (50%) or more of the Rentable Area of the Building (wherever located) is damaged or destroyed by fire or other casualty (whether or not the Premises are affected thereby); (iii) damage is otherwise so great that Landlord, in Landlord’s absolute discretion, decides to demolish the Building, in whole or in substantial part; (iv) insurance proceeds remaining after payment of any proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to repair or restore the damage or destruction; or (v) the Building or the Premises are damaged or destroyed as a result of any cause other than the perils covered by Landlord’s property insurance.

9.4.

Repairs by Tenant.  Landlord will not be required to repair any injury or damage by fire or other cause, to restore or replace or to reimburse Tenant for damage to any of the Tenant’s property or any leasehold improvements installed in the Premises by Tenant.  Landlord’s obligations to repair leasehold improvements originally installed by Landlord will be subject to, and limited to the extent of, receipt of adequate proceeds from Landlord’s and/or Tenant’s insurance under Sections 8.1(c) and 8.4.  Tenant will be required to repair any injury or damage to the Premises or to the contents of the Premises which Landlord is not responsible for repairing.  Except as set forth in Section 18.1 of Part Two of this Lease and except for abatement, if any, of Base Annual Rent and additional rent in accordance with the provisions of this Lease, Tenant will not be entitled to any allowance, compensation or damages from Landlord for loss of use of all or any part of the Premises or Tenant’s property or for any inconvenience, annoyance, disturbance or loss or interruption of business, or otherwise, arising from any damage to the Premises or any other part of the Project by fire or any other cause, or arising from any repairs, reconstruction or restoration, nor will Tenant have the right to terminate this Lease except to the extent otherwise provided in this Lease.

10.

EMINENT DOMAIN

10.1.

Taking.  If at any time during the initial term or any renewal term of this Lease all or substantially all of the Project (“substantially all” being defined in Section 10.2 below) shall be taken through exercise of the power of eminent domain or conveyed by deed in lieu of condemnation, this Lease shall terminate on the date that the acquiring agency requires the Project or the portion thereof being acquired to be vacated (the “Early Termination Date”).  All rental amounts paid by Tenant to Landlord shall be reconciled as of the Early Termination Date.  Landlord shall use its best efforts to provide Tenant with written notice of the scheduled start of any construction that would affect the Project.  Such construction, for the purposes of this provision, shall include, but not be limited to, road work that alters either the existing entrances and exits providing access between the Project and the service road of the Katy Freeway (IH 10 west) or the intersection of Bingle Road and the Katy Freeway service road or that otherwise utilizes or takes a portion of the Project.

10.2.

Definition.  Substantially all of the Project shall be deemed to have been taken if any portion of the Project is taken through the exercise of the power of eminent domain or conveyed by deed in lieu of condemnation and, in the Landlord’s and Tenant’s discretion, the portion of the Project remaining cannot reasonably be used for the conduct and operation of the Tenant’s business after the taking or conveyance.  Landlord shall use commercially reasonable efforts to give Tenant notice of its determination that substantially all of the Project has been taken at least thirty (30) days prior to Early Termination Date.

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10.3.

Awards.  Landlord shall be entitled to and shall receive any and all awards that may be made as compensation for the taking of the Project or the portion thereof being acquired, including any compensation for damages to any remaining portions of the Project, and Tenant hereby assigns and transfers to Landlord any and all portions of such awards that otherwise would be paid to Tenant; provided, however, that Tenant does not assign and shall be entitled to receive and retain any separate relocation payment offered to Tenant by the acquiring authority.

10.4.

Disclosure and Advisement.  By execution of this Lease, Tenant hereby specifically acknowledges that it has been informed by Landlord that the Project may be impacted by the road work described in paragraph 10.1 above and may be the subject of a proceeding to condemn right of way by the State of Texas, the City of Houston, or other governmental entity at some point in the future.  Tenant further acknowledges that Landlord has advised Tenant that it should contact the Texas Department of Transportation in order to determine when any proposed taking of the right of way needed by the Texas Department of Transportation or other governmental entity for widening purposes and when the actual commencement of construction activity might begin.  Landlord makes no representations with regard to the scheduling of any of the events involved with the anticipated road widening work inasmuch as acquisition and construction schedules for such work have been known to change from time to time without notice.

10.5.

Early Termination.  Tenant further acknowledges that the Term of the Lease may be terminated prior to the scheduled expiration date of the Lease by virtue of the acquisition of all or part of the Project by the State of Texas, the City of Houston, or other governmental entity.

11.

ASSIGNMENT AND SUBLETTING

11.1.

Consent.  Tenant will not assign this Lease or sublet all or any portion of the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  If consent to any assignment or subletting is given by Landlord, such consent will not relieve the Tenant or any guarantor of this Lease from any obligation or liability under this Lease.  If this Lease is assigned or any part of the Premises is occupied by any person other than the Tenant without the consent of Landlord, the Landlord may nevertheless collect Base Annual Rent and additional rent from the assignee or occupant, and apply the net amount collected to the Base Annual Rent and other amounts payable under this Lease but, in no event will such collection be construed as a waiver of this covenant.

11.2.

Landlord’s Option.  If the Tenant desires to assign this Lease or sublet all or part of the Premises, Tenant will notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or enter into such sublease.  Tenant will provide Landlord with a copy of the proposed assignment or sublease, and reasonably sufficient information concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenant.  Within ten (10) days after Landlord’s receipt of Tenant’s proposed assignment or sublease and all required information concerning the proposed subtenant(s) or assignee, Landlord will have the option to:  (i) cancel the Lease as to all of the Premises, if Tenant proposes to assign the Lease, or cancel the Lease as to the portion of the Premises proposed to be sublet if Tenant proposes to sublet the Premises; provided, that if Landlord elects to so cancel the Lease, Tenant shall have the right to revoke its request for the proposed assignment or sublease within ten (10) days after its receipt of Landlord’s written election to cancel the Lease; or (ii) consent to the proposed assignment or sublease, provided, however, (A) if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration for the assignment or sublease or any payment made to Tenant incident to the assignment or sublease) exceeds the rent payable under the Lease for such space (plus any expenses incurred by Tenant in connection with such assignment or sublease, i.e., free rent concessions, attorneys’ fees, transfer fees, construction and tenant finish work costs), Tenant will pay to Landlord fifty percent (50%) of all of such excess rent and other excess consideration within ten (10) business days following receipt of such excess rent and/or consideration by Tenant, and (B) if the Premises or Building must be altered in order for the proposed assignee or sublessee to comply with the Disabilities Act, Landlord may condition Landlord’s consent upon receipt of plans and specifications reasonably acceptable to Landlord for complying with the Disabilities Acts and of security acceptable to Landlord that such construction be completed timely and lien-free; or (iii) refuse to consent to the proposed assignment or sublease but allow Tenant to continue in the search for an assignee or sublessee that will be acceptable to Landlord, which option will be deemed to be elected unless Landlord gives Tenant notice providing otherwise.

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11.3.

Definition of Assignment.  The use of the words “assignment”, “subletting”, “assign”, or “assigned” or “sublet” in this Article 11 will include (i) the pledging, mortgaging or encumbering of Tenant’s interest in this Lease, or the Premises or any part thereof, (ii) the total or partial occupancy of all or any part of the Premises by any person, firm, partnership, or corporation, or any groups of persons, firms, partnerships, or corporations, or any combination thereof, other than Tenant, (iii) an assignment or transfer by operation of law, and (iv) a sale of substantially all of tenant’s assets, and (v) with respect to a corporation, partnership, or other business entity, a transfer or issue by sale, assignment, bequest, inheritance, operation of law, or other disposition, or by subscription, all or more than fifty percent (50%) of the corporate shares of or partnership or other interests in the Tenant, so as to result in any change in the present effective voting control of the Tenant by the party or parties holding such voting control on the date of this Lease.  Upon the request of Landlord, Tenant will make available to the Landlord or to Landlord’s representatives, for inspection all books and records of the Tenant necessary to ascertain whether there has, in effect, been a change in control of Tenant.

11.4.

Mergers, Consolidations, etc.  Notwithstanding anything contained in this Article 11 to the contrary, Tenant shall have the right to assign this Lease or to sublet the Premises to any entity into which Tenant may merge or to any entity arising out of a consolidation of Tenant with another entity or to a an entity acquiring all or substantially all of the assets of Tenant or all of the ownership interest in Tenant.  Such right to assign the Lease or to sublet the Premises shall be expressly conditioned upon Tenant delivering to Landlord evidence that the entity into which Tenant may merge, or the entity arising out of a consolidation of Tenant with another entity or such acquiring entity, as the case may be, and Tenant delivering to Landlord an executed copy of the assignment wherein the entity into which Tenant may merge or the entity arising out of a consolidation of Tenant with another entity or such acquiring entity, as the case may be, assumes for the benefit of Landlord all of the terms, conditions and covenants set forth in this Lease to be observed and performed by Tenant existing on and after the effective date of the assignment and agrees to be abound by the terms, conditions and covenants of this Lease.  Any such assignment or subletting shall not relieve Tenant from liability for the payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease.

11.5.

Legal Fees.  All legal fees and expenses incurred by the Landlord in connection with the review by the Landlord of the Tenant’s request pursuant to this Article 11, together with any legal fees and disbursements incurred in the preparation and review of any documentation, up to the amount of five hundred dollars ($500.00) per request will be the responsibility of the Tenant and will be paid by Tenant within five (5) business days from receipt of an invoice from Landlord, as additional rent.

12.

DEFAULT; REMEDIES

12.1.

Defaults by Tenant.  The occurrence of any of the following will constitute a default under this Lease by Tenant:  (i) any failure by Tenant to pay an installment of Base Annual Rent or to make any other payment required under this Lease when due and such failure continues for more than five (5) business days after written notice from Landlord; provided that Landlord shall not be required to give Tenant more than two (2) such notices in any calendar year; (ii) any failure by Tenant to observe and substantially perform any other material provision of this Lease to be observed and performed by Tenant, where such failure continues for thirty (30) days after written notice by Landlord to Tenant; provided that if such failure cannot be reasonably cured within such 30-day period, Tenant shall not be in default if Tenant commences to cure within the 30-day period and completes the same with due diligence; (iii) failure to take possession or delivery of the Premises within ten (10) business days after notice from Landlord that the Premises are ready for occupancy and all of the Landlord Work described in Rider I attached hereto has been completed; (iv) Tenant’s interest in this Lease or in all or a part of the Premises is taken by process of law directed against Tenant, or becomes subject to a material attachment at the instance of any creditor of or claimant against Tenant, and such attachment is not discharged within thirty (30) days; (v) Tenant or any guarantor of Tenant’s obligations under this Lease:  (a) makes an assignment of all substantially all of such party’s property for the benefit of creditors; except as set forth in Section 11.4 of Part Two of this Lease (b) applies for or consents to or acquiesces in the appointment of a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party’s property or of the Premises or of Tenant’s interest in this Lease; or (c) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors or an arrangement with creditors, or takes advantage of any insolvency law or files an answer admitting the material allegations of a petition filed against such party in any bankruptcy, relief, reorganization or insolvency proceedings; (vi) Tenant or any guarantor of Tenant’s obligations under this Lease takes any corporate action to authorize any of the actions set forth in Section 12.1(v); or (vii) the entry

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of a court order, judgment or decree against Tenant or any guarantor of Tenant’s obligations under this Lease, without the application, approval or consent of such party, approving a petition seeking reorganization of such party or relief of debtors under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, or relief of debtors or granting an order for relief against it as debtor or appointing a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party’s property or of the Premises or of Tenant’s interest in this Lease, or adjudicating such party bankrupt or insolvent, and such order, judgment or decree will not be vacated, set aside or dismissed within ninety (90) days from the date of entry.

12.2.

Remedies.  Upon the occurrence of any event of default enumerated in Section 12.1, Landlord will have the option of (i) terminating this Lease by notice thereof to Tenant or (ii) continuing this Lease in full force and effect and/or (iii) performing the obligation of Tenant and/or (iv) changing locks.

(a)

Termination of Lease.  In the event Landlord elects to terminate this Lease, upon notice to Tenant this Lease will end as to Tenant and all persons holding under Tenant, and all of Tenant’s rights will be forfeited and lapsed, as fully as if this Lease had expired by lapse of time, and there will be recoverable from Tenant:  (i) the cost of restoring the Premises to good condition, normal wear and tear excepted, (ii) all accrued, unpaid sums, plus Interest and late charges, if in arrears, under the terms of this Lease up to the date of termination, (iii) Landlord’s reasonable cost of recovering possession of the Premises, and (iv) rent and other sums accruing subsequent to the date of termination pursuant to the holdover provisions of Section 2.3.  The Landlord will at once have all the rights of re-entry upon the Premises, without becoming liable for damages, or guilty of a trespass.

(b)

Continuation of Lease.  In the event that Landlord elects to continue this Lease in full force and effect, Tenant will continue to be liable for all rents.  Landlord will nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass.  Landlord, after re-entry, shall use commercially reasonable efforts to relet all or a part of the Premises to a substitute tenant or tenants, for a period of time equal to or less or greater than the remainder of the Term on whatever terms and conditions Landlord, at Landlord’s sole discretion, deems advisable.  Against the rents and sums due from Tenant to Landlord during the remainder of the Term, credit will be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for:  (i) the costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, and the like), (ii) the accrued sums, plus Interest and late charges if in arrears, under the terms of this Lease, (iii) Landlord’s cost of recovering possession of the Premises, and (iv) if Landlord elects to store Tenant’s property in accordance with Section 7.4, the cost of storing any of Tenant’s property left on the Premises after re-entry.  Notwithstanding any provision in this Section 12.2(b) to the contrary, upon the default of any substitute tenant or upon the expiration of the term of such substitute tenant before the expiration of the Term hereof, Landlord may, at Landlord’s election, either relet to another substitute tenant, or terminate this Lease and exercise Landlord’s rights under Section 12.2(a) of this Lease.

(c)

Performance for Tenant.  In the event that Landlord elects to perform the obligation(s) of Tenant, all sums expended by Landlord effecting such performance (including Administrative Reimbursement under Section 3.8), plus Interest thereon, will be due and payable with the next monthly installment of Base Annual Rent following ten (10) business days of Tenant’s receipt of demand from Landlord.  Such sum will constitute additional rental under this Lease, and failure to pay such sums when due will enable Landlord to exercise all of Landlord’s remedies under this Lease.

(d)

Changing Locks.  Additionally, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access to the Premises in accordance with Section 93.002 of the Texas Property Code.

12.3.

Remedies Cumulative.  All rights and remedies of Landlord under this Lease will be nonexclusive of and in addition to any other remedies available to Landlord at law or in equity.

12.4.

Attorneys’ Fees.  If legal action is necessary in order to enforce or interpret this Lease, the prevailing party will be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party is entitled.

12.5.

Waiver.  No covenant, term or condition or the breach thereof will be deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other

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covenant, term or condition.  Acceptance by Landlord of any performance by Tenant after the time the same was due will not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

12.6.

Waiver of Landlord’s Lien.  Landlord hereby waives any and all constitutional, statutory and common law liens and security interests, and any rights of distraint, with respect to Tenant’s property. This Lease does not grant a contractual lien or any other express or implied security interest to Landlord with respect to Tenant’s property.

12.7.

Force Majeure.  Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore (provided such inability does not arise from the inability of the party seeking to excuse performance hereunder to pay for same), governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, mandatory or prohibitive injunction issued in connection with the enforcement of Disabilities Acts or Environmental Laws, and other causes beyond the reasonable control of the Landlord or Tenant, will excuse the performance by Landlord or Tenant, as the case may be, for a period of time equal to any such prevention, delay or stoppage, of any obligation Landlord or Tenant is obligated to perform under this Lease.

12.8.

Mitigation of Damages.  Upon termination of Tenant’s right to possess the Premises, Landlord shall, to the extent required by applicable laws (and no further), use objectively reasonable efforts to mitigate damages by reletting the Premises.  Landlord shall not be deemed to have failed to do so if Landlord refuses to lease the Premises to a prospective new tenant with respect to whom Landlord would be entitled to withhold its consent pursuant to Article 11, or who (i) is an affiliate, parent or subsidiary of Tenant; (ii) is not acceptable to Landlord’s Mortgagee(s); (iii) requires improvements to the Premises to be made at Landlord’s expense; or (iv) is unwilling to accept lease terms then reasonably proposed by Landlord, including:  (A) leasing for a shorter or longer term than remains under this Lease, (B) re-configuring or combining the Premises with other space, (C) taking all or only a part of the Premises, and/or (D) changing the use of the Premises.

13.

ESTOPPEL CERTIFICATES

13.1.

Acknowledgment of Commencement Date.  Upon tender of possession of the Premises to the Tenant and as often thereafter as may be requested by Landlord, Tenant will, within fifteen (15) business days after receipt of a request from Landlord, execute, acknowledge and deliver to Landlord a statement in the form of Exhibit E which will (i) set forth the actual Commencement Date and Expiration Date of the Term, and (ii) contain acknowledgments that Tenant has accepted the Premises and that the Premises and Building are satisfactory in all respects.

13.2.

Certificates.  Tenant will, within fifteen (15) business days after receipt of a request from Landlord or any mortgagee of Landlord, execute, acknowledge and deliver to Landlord or such mortgagee either a statement in writing or three party agreement among Landlord, Tenant and such mortgagee (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Base Annual Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord under this Lease, or specifying such defaults if any are claimed, and (iii) specifying any further information and agreeing to such notice provisions and other matters reasonably requested by Landlord or such mortgagee.  Any such statement may be conclusively relied upon by a prospective purchaser or mortgagee of the Premises.  Tenant’s failure to deliver such statement within fifteen (15) business days will constitute a default under this Lease.

13.3.

Financial Statements.  Landlord will have the right to request financial statements from Tenant for purposes of selling, financing or refinancing the Building.  Tenant will, within fifteen (15) business days after receipt of a request from Landlord setting forth the purposes for which such financial statement will be used, deliver to Landlord a current financial statement certified by Tenant’s chief financial officer to be true and correct in all material respects and to fairly express Tenant’s current financial condition.  All such financial statements will be received by Landlord in confidence in accordance with the Confidentiality Agreement entered by and between the parties on February, 2011 and used only for the purpose set forth in the request.  In addition, upon written request from Landlord, Tenant has thirty (30) days to provide Landlord with all sales tax records.

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14.

SUBORDINATION AND ATTORNMENT

This Lease is and will be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Project and to the lien and provisions of any mortgages or deeds of trust now or hereafter placed against the Project or against Landlord’s interest or estate in the Project or on or against any ground or underlying lease, and any renewals, modifications, consolidations and extensions of such lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effect subordination.  If any mortgagee, trustee or ground lessor elects to have this Lease prior to the lien of such mortgagee’s, trustee’s or ground lessor’s mortgage or deed of trust or ground lease, and gives notice of such election to Tenant, this Lease will be deemed prior to the lien of such mortgage or deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease, or the date of the recording thereof.  Tenant will execute and deliver upon request from Landlord, such further instruments evidencing the subordination of this Lease to any ground or underlying lease, and to any mortgage or deed of trust, provided the same contains a non-disturbance provision reasonably satisfactory to Tenant.  In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust against the Project, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such proceedings, attorn to such successor in interest and recognize such successor in interest as Landlord under this Lease if said successor in interest agrees to all the terms and conditions of this Lease..

15.

LANDLORD’S INTEREST

15.1.

Liability of Landlord.  If Landlord defaults under this Lease and, if as a consequence of such default, Tenant recovers a money judgment against Landlord, such judgment will be satisfied only out of the right, title and interest of Landlord in the Project and the rent and other income therefrom and any casualty or condemnation proceeds payable with respect thereto, or the proceeds of any insurance policies maintained or required to be maintained by Landlord hereunder and Landlord will not be liable for any deficiency.  In no event will Tenant have the right to levy execution against any property of Landlord or Landlord’s partners other than Landlord’s interest in the Project.  In no event will either Landlord or Tenant be liable to the other for consequential or special damages.

15.2.

Notice to Mortgagee.  If Landlord defaults under this Lease and, if as a consequence of such default, Tenant will have the right to terminate this Lease, Tenant will not exercise such right to terminate unless and until (i) Tenant gives notice of such default (specifying the exact nature of such default and how such default may be remedied) to any lessor under a ground lease or any mortgagee of the Project whose name and address have been delivered to Tenant prior to the time of default and (ii) such lessor and/or mortgagee fails to cure, or to cause to be cured, such default within thirty (30) days after such lessor’s or mortgagee’s receipt of notice.

15.3.

Sale of Project.  The term “Landlord” will mean only the owner at the time in question of the fee title or a tenant’s interest in a ground lease of the Project.  The obligations contained in this Lease to be performed by Landlord will be binding on Landlord and Landlord’s successors and assigns only during their respective periods of ownership.  In the event of a sale of the Project or assignment of this Lease by Landlord, Landlord shall transfer the Security Deposit to Landlord’s vendee or assignee, subject to Tenant’s rights therein, and Landlord will thereafter be released from any liability to Tenant with respect to the return of the Security Deposit to Tenant.

16.

NOTICES

Wherever in this Lease it is required or permitted that a request, notice or demand be given or served or consent be obtained by either party to, on, or from the other, such request, notice, demand, or consent must be in writing and (i) personally delivered, (ii) mailed by certified or registered United States mail, postage prepaid, return receipt requested or (iii) sent by Federal Express Corporation or other nationally recognized overnight carrier for next day delivery, to the addresses of the parties specified in the Basic Lease Provisions.  Any notice which is mailed or sent by overnight courier will be deemed to have been given on the regular business day next following the date of deposit of such notice in a depository of the United States Postal Service or overnight carrier.  Either party may change such address by notice to the other.  Base Annual Rent and other charges will be paid to Landlord at

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Landlord’s address as set forth in the Basic Lease Provisions, or as changed pursuant to a notice delivered to Tenant in the manner specified above.

17.

BROKERS

Landlord and Tenant each represents and warrants that it has had no dealings with any other Broker or agent in connection with the negotiation or execution of this Lease other than those listed in the Paragraph 12 of the Basic Lease Provisions.

18.

INDEMNITIES

18.1.

INDEMNITIES.  Subject to Section 8.3 hereof, to the fullest extent permitted by law, Tenant will, at Tenant’s sole cost and expense, Indemnify Landlord Parties against all Claims arising from (i) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in or at the Premises or the Project to the extent caused by any willful act or negligent act or omission of any of the Tenant Parties; (ii) any material violation by Tenant of,  or material failure by Tenant to comply with, Environmental Laws, Disabilities Acts or any other applicable laws, statutes, ordinances, standards, rules, regulations, orders, or judgments that Tenant is obligated to comply with hereunder, regardless of whether the same are in existence on this date of the Lease or enacted, promulgated or issued after the date of this Lease; (iii) any liens or encumbrances arising out of any work performed or materials furnished by or for the account of Tenant; or (iv) commissions or other compensation or charges claimed by any real estate broker or agent other than the Broker(s) specified in the Basic Lease Provisions, with respect to this Lease when the Claim is by, through, or under Tenant, but not otherwise.

Subject to Section 8.3 hereof, to the fullest extent permitted by law, Landlord will, at Landlord’s sole cost and expense, Indemnify Tenant Parties against all Claims arising from (i) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in or at the Premises to the extent caused by any willful act or negligent act or omission of any of the Landlord Parties; (ii) any material violation by Landlord of,  or material failure by Landlord to comply with, Environmental Laws, Disabilities Acts or any other applicable laws, statutes, ordinances, standards, rules, regulations, orders, or judgments that Landlord is obligated to comply with hereunder, regardless of whether the same are in existence on this date of the Lease or enacted, promulgated or issued after the date of this Lease; (iii) any liens or encumbrances arising out of any work performed or materials furnished by Landlord as described in Rider I  for the account of Tenant; or (iv) commissions or other compensation or charges claimed by any real estate broker or agent other than the Broker(s) specified in the Basic Lease Provisions, with respect to this Lease when the Claim is by, through, or under Landlord, but not otherwise.

18.2.

DEFINITIONS.  For purposes of this Article 18:  (i) the term “Tenant Parties” means Tenant, and Tenant’s officers, members, managers, partners, agents, attorneys, employees, sublessees, licensees, invitees and independent contractors, and all persons and entities claiming through any of these persons or entities; (ii) the term “Landlord Parties” means Landlord and the partners, venturers, trustees and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees and independent contractors of these persons or entities; (iii) the term “Indemnify” means indemnify, defend (with counsel reasonably acceptable to Landlord) and hold free and harmless from and against; (iv) the term “Claims” means all liabilities, claims, damages, losses, penalties, litigation, demands, causes of action (whether in tort or contract, in law or at equity or otherwise), suits, proceedings, judgments, disbursements, charges, assessments, and expenses (including reasonable attorneys’ and experts’ fees and expenses and expenses incurred in investigating, defending, or prosecuting any litigation, claim, or proceeding); and (v) the terms “Bodily Injury”, “Personal Injury” and “Property Damage”  will have the same meanings as in the form of commercial general insurance policy issued by Insurance Services Office, Inc.  most recently prior to the date of the injury or loss in question.

18.3.

SCOPE OF INDEMNITIES.  The indemnities contained in this Article 18 will not apply to the extent of the percentage of liabilities that a final judgment of a court of competent jurisdiction establishes under the comparative negligence principles of the State of Texas, that a Claim against a Landlord Party was proximately caused by the willful misconduct or negligence of any of the Landlord Parties.  This should be reciprocal to Tenant

Part Two – Page 19

18.4.

OBLIGATIONS INDEPENDENT OF INSURANCE.  The indemnification provided in Section 18.1 may not be construed or interpreted as in any way restricting, limiting or modifying Tenant’s insurance or other obligations under this Lease, and the provisions of Section 18.1 are independent of Tenant’s insurance and other obligations.  Tenant’s compliance with the insurance requirements and other obligations under this Lease does not in any way restrict, limit or modify Tenant’s indemnification obligations under this Lease.

18.5.

INSURANCE PROCEEDS.  The amount of any Claims for which an indemnified party is entitled to indemnity under this Section 18 shall be reduced by the amount of insurance proceeds received by the indemnified party or its affiliates with respect to such Claims.

18.6.

SURVIVAL.  The provisions of this Article 18 will survive the expiration or earlier termination of this Lease until all claims involving any of the indemnified or waived matters are fully and finally barred by the applicable statutes of limitations.

19.

RELOCATION  - INTENTIONALLY DELETED

20.

PARKING

20.1.

Parking Spaces.  Landlord hereby grants to Tenant and persons designated by Tenant (“Tenant’s Designated Parkers”) a license to use the number of parking spaces set forth in Paragraph 13 of the Basic Lease Provisions in that certain parking facility serving the Building (“Garage”) and the number of parking spaces set forth in Paragraph 13 of the Basic Lease Provisions in surface parking lots located near the Building (collectively “Lot”).  The term of such license will commence on the Commencement Date and will continue until the earliest to occur of the Expiration Date or termination of the Lease.  During the term of this license, Tenant will not be required to pay Landlord any rent or other charges for parking in the Garage and Lot, unless Tenant elects to request additional parking (i.e., in excess of the number of parking spaces set forth in Paragraph 13 of the Basic Lease Provisions) which must be approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) and charged to Tenant at a rate not to exceed the lowest rate then charged to other tenants at the Complex for similar parking spaces (excluding, however, any such spaces that are being provided to such tenants at no charge under their respective leases).  Tenant may reduce the number of parking spaces hereunder, at any time, by providing at least thirty (30) days’ advance written notice to Landlord, accompanied by any key-card, sticker or other identification or entrance system provided by Landlord or its parking contractor.

20.2.

Control of Parking.  Landlord reserves the right from time to time to adopt, modify and enforce reasonable rules governing the use of the Garage and Lot, including any key-card, sticker or other identification or entrance system, and hours of operation.  Landlord may refuse to permit any person who violates such rules to park in the Garage and Lot.  The parking spaces hereunder will be provided on an unreserved “first-come, first-served” basis.  Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other lessees, guests of other lessees, or other parties, and Tenant and Tenant’s Designated Parkers will not park in any such assigned or reserved spaces.  Landlord also reserves the right to close temporarily all or any portion of the Garage and Lot in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage and Lot, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord’s reasonable control.

20.3.

Landlord’s Liability.  If, for any other reason, Tenant or Tenant’s Designated Parkers, are denied access to the Garage and/or Lot, and Tenant or such persons will have complied with this Section 20, Landlord’s liability will be limited to parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord will pay upon presentation of documentation supporting Tenant’s claims in connection therewith.

20.4.

Remedies for Parking Violations.  If Tenant or any of its designated parkers violate the rules applicable to the parking areas, Landlord will have the right after the second such occurrence and after notifying Tenant of such violation, at Tenant’s sole cost, to remove from the Garage and/or Lot any vehicles which are involved or are owned or driven by parties involved in the violation.  Landlord’s right to remove vehicles are cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

Part Two – Page 20

21.

HAZARDOUS SUBSTANCES

The term “Hazardous Substances”, as used in this Lease will mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is regulated, restricted, prohibited or penalized by any Environmental Law.  Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant’s business activities (“Permitted Activities”) provided the Permitted Activities are conducted in accordance with all Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant’s business (“Permitted Materials”), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; (iii) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws.  If Tenant fails to remove any such Hazardous Substance within thirty (30) days after written notice from Landlord, Landlord shall be granted an option to remove such Hazardous Substance at Tenant’s sole cost.

22.

INTERPRETATIVE

22.1.

Captions.  The captions of the Articles and Sections of this Lease are for convenience only and will not affect the interpretation or construction of any provision of this Lease.

22.2.

Section Numbers.  All references to section numbers contained in the Basic Lease Provisions, the General Lease Provisions, Exhibit C or the Work Letter, if any, are to sections in the General Lease Provisions, unless expressly provided to the contrary.

22.3.

Attachments.  Exhibits, addenda, schedules and riders attached hereto and listed in the Basic Lease Provisions (and no other exhibits, addendums, schedules and riders) are deemed by attachment to constitute part of this Lease and are incorporated into this Lease.

22.4.

Number, Gender, Defined Terms.  The words “Landlord” and “Tenant”, as used in this Lease, will include the plural as well as the singular.  Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the other and the neuter.  If more than one person or entity constitutes Tenant, the obligations under this Lease imposed upon Tenant will be joint and several.

22.5.

Entire Agreement.  This Lease, including any exhibits and attachments hereto listed in the Basic Lease Provisions, constitutes the entire agreement between Landlord and Tenant relative to the Premises.  Landlord and Tenant agree hereby that all prior or contemporaneous oral and written agreements between and among themselves or their agents, including any leasing agent, and representatives relative to the leasing of the Premises are cancelled and revoked by this Lease.

22.6.

Amendment.  This Lease and the exhibits and attachments maybe altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

22.7.

Severability.  If any term or provision of this Lease is, to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease will not be affected thereby, and each remaining term and provision of this Lease will be valid and be enforceable to the fullest extent permitted by law.

22.8.

Time of Essence.  Time is of the essence of this Lease and each and every provision of this Lease.

22.9.

Best Efforts.  Whenever in this Lease or the Work Letter, if any, there is imposed upon Landlord the obligation to use Landlord’s best efforts or reasonable efforts or diligence, Landlord will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon Landlord extraordinary financial or other burdens.

Part Two – Page 21

22.10.

Binding Effect.  Subject to any provisions of this Lease restricting assignment or subletting by Tenant and releasing Landlord upon sale of the Building, all of the provisions of this Lease will bind and inure to the benefit of the parties to this Lease and their respective heirs, legal representatives, successors and assigns.

22.11.

Subtenancies.  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, will not work a merger of estates and will, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies.

22.12.

No Reservation.  Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease.  This Lease will be effective as a lease or otherwise only upon execution and delivery by both Landlord and Tenant.

22.13.

Consents.  If Tenant requests Landlord’s consent under any provision of this Lease and Landlord fails or refuses to give such consent, Tenant’s sole remedy will be an action for specific performance or injunction.

22.14  Choice of Law.  This Lease will be construed under, governed by and enforced in accordance with the laws of the State of Texas.

Part Two – Page 22

EXHIBIT A
LAND

Legal Description
West Memorial Park, Phase V

West Memorial Park, Phase V consists of two four-story building with a connection corridor on the third and fourth floors.  The Buildings, designated as Building “L”, 8584 Katy Freeway, Houston, Texas 77024 and Building “M”, 8588 Katy Freeway, Houston, Texas 77024, contain approximately 141,945 square feet of “rentable” area.  The Buildings also include a nine (9) level parking garage containing approximately 100,000 square feet.  All of the improvements are situated on a tract of land out of the A.H.  Osbourne Survey, Abstract No.  610, Spring Valley, Harris County, Texas, and being more particularly described by metes and bounds as follows:

The point of reference is the North R-O-W line of the M.K.T. Railroad (100 feet wide) and the East R-O-W line of Bingle Road.  Depart said point of reference with the said East R-O-W line of Bingle Road Northwesterly along a circular curve to the left having a central angle of 38° 12’ 12”, a radius of 766.34’, and a length of 510.97’ to a point of tangency;

THENCE with the said East R-O-W line of Bingle Road N 50° 44’ 37” W, a distance of 75.06’ to a point of curvature;

THENCE with the said East R-O-W line of Bingle Road Northwesterly along a circular curve to the right having a central angle of 20° 31’ 47” and a radius of 666.34’, a distance of 238.76’, to a point on a curve;

THENCE East 541.13’ to the point of beginning of the following description:

THENCE East a distance of 103.58’ to a point for a corner;

THENCE N 87° 42’ 34” E a distance of 50.04’ to a point for a corner; THENCE N 82° 52’ 29” E a distance of 40.31’ to a point for a corner; THENCE S 82° 44’ 47” E a distance of 55.44’ to a point for a corner; THENCE East a distance of 20.00’ to a point for a corner;

THENCE North a distance of 643.57’ to a point for a corner;

THENCE S 89° 21’ 11” W a distance of 180.67’ to a point for a corner; THENCE S 89° 06’ 42” W a distance of 96.15’ to a point for a corner;

THENCE S 0° 44’ 11” E a distance of 640.09’ to the POINT OF BEGINNING and containing 4.009 acres of land, more or less.

Exhibit A

EXHIBIT B

OFFICE-7
10' X 15'8
OFFICE-6
10' X 15'8
OFFICE-5
10' X 15'8
OFFICE-4
10' X 15'8
OFFICE-3
10' X 15'8
OFFICE-2
19' X 12'
I.T.
5'10 X 5'
OFFICE-1
15'8 X 11'4
BREAK RM.
14'11 X 12'6
OFFICE-8
9'8 X 12'6
CONFERENCE RM.
25'3 X 12'6
EXEC. OFFICE-C
15'8 X 12'0
CORRIDOR
RECEPTION
13'2 X 10'8
MECH.
STAIRS
EXEC. OFFICE-B
15'8 X 12'8
OFFICE-9
10' X 14'8
WORK AREA
12'0 X 27'10
EXEC. OFFICE-A
15'8 X 12'8
OFFICE-10
15'8 X 11'4
LEGEND
EXISTING WALL
EXISTING WALL TO BE REMOVED
NEW WALL
EXISTING DOOR TO BE REMOVED
EXISTING DOOR
NEW OR RELOCATED DOOR

8572
8570
8588
8584
8566
8564
8562
8560
WEST MEMORIAL PARK DR.
8582
8558
8556
8554
CENTRAL MEMORIAL PARK DR.
BINGLE RD.
VOSS RD.
I-10 KATY FREEWAY

SITE. KEY PLAN

4TH FLOOR
KEY PLAN

HiiT

8588 KATY FRWY.
SUITE 430 4,470 S. F. NRA
DATE: 03/14/14 (rev.)

Exhibit B

EXHIBIT  C

OPERATING COST COMPUTATION

1.

Operating Cost Exclusions.  The following are, without limitation, examples of costs excluded from the computation of Operating Costs:

(a)

leasing commissions, attorneys’ fees, costs and disbursement and other expenses incurred in connection with leasing, renovating or improving space for tenants or prospective tenants of the Project;

(b)

costs incurred by Landlord in the discharge of its obligations under the Work Letter;

(c)

costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant space;

(d)

Landlord’s costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Annual Rent and Operating Costs payable under the lease with such tenant or other occupant;

(e)

any depreciation and amortization on the Project except as expressly permitted herein;

(f)

costs incurred due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Project;

(g)

interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

(h)

all items and services for which Tenant reimburses Landlord outside of Operating Costs or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Project (other than Tenant) without reimbursements

(i)

advertising and promotional expenditures;

(j)

repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds;

(k)

repairs resulting from any defect in the original design or construction of the Project.

2.

Operating Cost Examples.  The following are, without limitation, examples of costs included within the computation of Operating Costs:

(i)

garbage and waste disposal;

(ii)

janitorial service and window cleaning for the Project (including materials, supplies, light bulbs and ballasts standard to the Building, equipment and tools therefore and rental and depreciation costs related to any of the foregoing) or contracts with third parties to provide same;

(iii)

security;

(iv)

insurance premiums (including, without limitation, property, rental value, liability and any other types of insurance carried by Landlord with respect to the Project, the costs of which may include an allocation of a portion of the premium of a blanket insurance policy maintained by Landlord);

(v)

business or excise taxes payable on account of Landlord’s ownership or operation of the Project (excluding any inheritance, estate succession, transfer, gift, franchise, corporation, income or profits tax imposed upon Landlord);

Exhibit C – Page 1

(vi)

real estate taxes, assessments, excises, and any other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, which may during the Term be levied or assessed against, or arising in connection with the use, occupancy, operation or possession of, the Project, or any part thereof, or substituted, in whole or in part, for a real estate tax, assessment, excise or governmental charge or levy previously in existence, by any authority having the direct or indirect power to tax, including interest on installment payments and all costs and fees (including reasonable attorneys’ fees) incurred by Landlord in contesting or negotiating with taxing authorities as to same; provided, however, Landlord will have the option to pay any of the foregoing as rentals under a ground lease arrangement with the fee simple titleholder to the land upon which the Project is, or is to be, constructed;

(vii)

water and sewer charges and any add-ons;

(viii)

operation, maintenance, and repair (to include replacement of components) of the Project, including but not limited to all floor, wall and window coverings and personal property in the Common Areas, Building systems such as heat, ventilation and air conditioning system, elevators, escalators, and all other mechanical or electrical systems serving the Building and the Common Areas and Service Areas and service agreements for all such systems and equipment;

(ix)

charges for any easement maintained for the benefit of the Project;

(x)

license, permit and inspection fees;

(xi)

compliance with any fire safety or other governmental rules, regulations, laws, statutes, ordinances or requirements imposed by any governmental authority or insurance company with respect to the Project during the Term hereof;

(xii)

wages, salaries, employee benefits and taxes (or an allocation of the foregoing) for operating personnel working full or part time in connection with the operation, maintenance and management of the Project, provided such personnel are below management or high executive level;

(xiii)

accounting and legal services (but excluding legal services in connection with negotiations and disputes with specific tenants unless the matter involved affects all tenants of the Project);

(xiv)

administrative and management fees for the Project and Landlord’s overhead expenses directly attributable to Project management;

(xv)

indoor or outdoor landscaping;

(xvi)

depreciation (or amortization) of Required Capital Improvements and Cost Savings Improvements.  “Required Capital Improvements” will mean capital improvements or replacements made in or to the Building in order to conform to any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Project, including, without limitations, The Disabilities Acts.  “Cost Savings Improvements” will mean any capital improvements or replacements which are intended to reduce, stabilize or limit increases in Operating Costs.  [The cost of Cost Savings Improvements will be amortized by spreading such costs uniformly over a term equal to the lesser of (a) the period of years over which the amount by which Operating Costs are reduced would be equal to the cost of such installation or (b) ten (10) years.  The cost of Required Capital Improvements and depreciable (or amortizable) maintenance and repair items (e.g., painting of Common Areas, replacement of carpet in elevator lobbies), will be amortized by spreading such costs uniformly over a term equal to the lesser of (a) the period employed by Landlord for federal income tax purposes or (b) ten (10) years.]

(xvii)

Interest (as defined in Section 3.7 of the General Lease Provisions) upon the undepreciated (or unamortized) balance of the original cost of items which the Landlord is entitled to depreciate (or amortize) as an Operating Cost;

(xviii)

expenses and fees (including reasonable attorneys’ fees) incurred contesting of the validity or applicability of any governmental enactments which may affect Operating Costs; and

Exhibit C – Page 2

(xix)

the costs incurred by Landlord for (i) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Project, (ii) sales, use, excise and other taxes assessed by governmental authorities on energy sources, and (iii) other costs of providing energy to the Project, less any direct reimbursements from tenants as a result of sub-metered utilities.

3.

Landlord will credit against Operating Costs any refunds received as a result of tax contests, after deduction for Landlord’s costs in connection with same.

4.

The foregoing provisions of this Exhibit C will not be deemed to require Landlord to furnish or cause to be furnished any service or facility not otherwise required to be furnished by Landlord pursuant to the provisions of this Lease, although Landlord, in Landlord’s absolute discretion, may choose to do so from time to time.

Exhibit C – Page 3

EXHIBIT D
RULES & REGULATIONS

1.

 Except as specifically provided for in this Lease, no sign, placard, picture, advertisement, name or notice will be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Premises without the written consent of Landlord first having been obtained.

2.

 Any directory of the Building provided by Landlord will be exclusively for the display of the name and location of tenants in the Building, and Landlord reserves the right to exclude any other names there from and may limit the number of listings per tenant.  Tenant will not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.  No awnings or other projections will be attached to the outside walls and roof of the Building without prior written consent of Landlord.  No curtains, blinds, shades or screens will be attached to or hung in or used in connection with any window or door of the Premises without the prior consent of Landlord.

3.

“Normal Business Hours” for purposes of Landlord’s obligation to provide air conditioning (both heating and cooling) will mean 7:00 a.m. to 6:00 p.m. Monday through Friday except for the following holidays:  New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  Additional services may be provided 8:00 a.m. to 1:00 p.m. on Saturday only through written request from Tenant to Landlord by 12:00 p.m. on Friday preceding requested Saturday  In the event Federal Government issues temperature and time regulations, such regulations will govern lease.

4.

 The Premises will not be used for the manufacturing or storage of merchandise except as such storage may be incidental to the use of the Premises for the purposes permitted in this Lease.  The Premises will not be used for lodging or sleeping, or for any illegal purposes.

5.

 The sidewalks, halls, passages, exits, entrances, elevators and stairways will not be obstructed by any of the tenants or be used by them for any purpose other than for ingress to and egress from their respective leased premises.  The halls, passages, exits, entrances, elevators, stairways, terraces and roof are not for the use of the general public, and Landlord will in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, will be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of business, unless such persons are engaged in illegal activities.  No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

6.

Except as expressly permitted in writing by Landlord, no additional locks or bolts of any kind will be placed upon any of the doors or windows by Tenant, nor will any changes be made to existing locks or the mechanisms thereof.  Landlord will furnish seven (7) keys for each lock it installs on the Premises without charge to Tenant.  Landlord will make a reasonable charge for any additional keys requested by Tenant, and Tenant will not duplicate or obtain keys from any other source.  Tenant will upon the termination of the Term of this Lease return to Landlord all keys so issued.  The Tenant will bear the cost for the replacing or changing of any lock or locks due to any keys issued to Tenant being lost.

7.

The toilets and wash basins and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or foreign substances will be thrown therein.

8.

No furniture, freight or equipment of any kind will be brought into the Building without the consent of Landlord, and all moving of the same into or out of the Building will be done at such time and in such manner as Landlord will designate.  No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and in such elevators that will be designated by Landlord.  There will not be used in any space or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

9.

No tenant will make or permit to be used any unseemly or disturbing noises, or disturb or interfere with

Exhibit D – Page 1

occupants of this or neighboring buildings or leased premises, whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way.  No Tenant will throw anything out of doors or down the passage ways.

10.

Tenant will not use or keep in the Premises or the Project any kerosene, gasoline, or any inflammable, combustible or explosive fluid, chemical or substance or use any method of heating or air conditioning other than those supplied or approved by Landlord.

11.

Tenant will see that the windows and doors of the Premises are closed and securely locked before leaving the Building.  No tenant will permit or suffer any windows to be opened in the Premises while the air conditioning is in operation except at the direction of Landlord.  Tenant must observe strict care and caution that all water faucets and other apparatus are entirely shut off before Tenant and Tenant’s employees leave the Building, and that all electricity, gas or air conditioning will likewise be carefully shut off so as to prevent waste or damage; for any default or carelessness, Tenant will make good all injuries sustained by all other tenants or occupants or Landlord of the Building.

12.

Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who will in any manner do any act in violation of any of the rules or regulations of the Project.

13.

The requirements of Tenant will be attended to only upon application at the Building management office.  Employees of the Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

14.

No tenant will disturb, solicit, or canvass any occupant of the Project, nor will Tenant permit or cause others to do so, and Tenant will co-operate to prevent same by others.

15.

No vending machine or machines of any description will be installed, maintained or operated upon the Premises without the written consent of Landlord.  Tenant will not permit in the Premises any cooking or the use of apparatus for the preparation of any food excepting a microwave to heat food, or beverages except for a coffee maker (except where the Landlord has approved the installation of cooking facilities as part of the Tenant’s leasehold improvements), nor the use of any electrical apparatus likely to cause an overload of the electrical circuits.

16.

All persons entering and leaving the Building at any time other than during normal business hours will register in the books kept by Landlord at or near the night entrance or entrances, and Landlord will have the right to prevent any persons entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance, and a pass in a form to be approved by Landlord and provided at Tenant’s expense.  Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the employees and agents of Landlord.  Landlord will be under no responsibility for failure to enforce this rule.

17.

Tenant will not use any janitor closets or telephone or electrical closets for anything other than their originally intended purposes.  In the event Tenant will purchase privately owned communications equipment for which telephone closets were not installed in connection with initial occupancy of Tenant, such equipment will not be installed in existing telephone closets.

18.

Tenant’s right to have heavy furnishings, equipment, and files in the Premises will be limited to items weighing less than the load-bearing limits of floors within the Premises as established by Landlord.  Heavy items must be placed in locations approved in advance by Landlord.  Upon written demand from Landlord, Tenant will promptly remove from the Premises any items which, in the judgment of Landlord, constitute a structural overload on floors within the Premises.  If Landlord approves the presence of a heavy item for which reinforcement of the floor or other precautionary measures are necessary, Tenant will bear the entire cost of such reinforcement or other precautionary measures.  If the services of a structural engineer are, in the judgment of Landlord, necessary to determine the location for and/or precautionary measures to be taken in connection with any heavy load, Landlord will engage such engineer, but the fees and expenses of such engineer will be paid by Tenant upon demand.

Exhibit D – Page 2

19.

Tenant will not, without the prior written consent of Landlord, use the name or any photograph, drawing or other likeness of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor will Tenant do or permit anything to be done in connection with Tenant’s business or advertising which, in the reasonable judgment of Landlord, might mislead the public as to any apparent connection or relationship between Landlord, the Building and Tenant.

20.

Tenant, its invitees, and employees will be allowed to smoke only in those designated smoking areas outside the building

Exhibit D – Page 3

EXHIBIT E
CERTIFICATE OF ACCEPTANCES OF PREMISES

Re:

Office Building Lease for space in 8588 Katy Freeway, Suite 430, executed on the ___ day of _________, 2014, between TEN-VOSS, LTD., as “Landlord”, and HII TECHNOLOGIES, INC. as “Tenant”.

Landlord and Tenant hereby agree that:

Except for those items shown on the attached “punch list” which Landlord will remedy within thirty (30) days from the date of this Certificate, and except as set forth in Section 1.5 of Part Two of the Lease, Landlord has fully completed the construction work required under the terms of the Lease and the Work Letter.

The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and except as set forth in Section 1.5 of Part Two of the Lease, Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

The Commencement Date of the Lease is

The Expiration Date of the Lease is be the

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.  EXECUTED this      day of         , 2014.

TENANT:	LANDLORD:
HII TECHNOLOGIES, INC.	TEN-VOSS, LTD.
Title:	By: /s/
By: /s/

ATTEST:
By: /s/	By: /s/
Name:	Name:
Title:	Title:

RIDER I

RIDER ONE -

WORK LETTER TO

LEASE AGREEMENT BETWEEN

TEN-VOSS, LTD

AND

HII TECHNOLOGIES, INC.

This Riders sets for the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the initial Premises described in Exhibit B of the Lease for Tenant’s use and occupancy.

1.

The Work:

The “Work” will consist of leasehold improvements described in the floor plan and specifications attached to this Lease as Exhibit B (Final Plan).

A.

From the Final Plan, Landlord will cause Landlord’s architects and/or engineers, to prepare any required engineering and architectural drawings and specifications (all such engineering and architectural drawings and specifications are referred to collectively at the “Preliminary Working Drawings”) and will submit the same to Tenant for Tenant’s written approval.  Tenant will not unreasonably withhold approval of the Preliminary Working Drawings, and will have no right to withhold approval of the Preliminary Working Drawings are substantially consistent with the Final Plan.  Failure by Tenant to deliver written objections to Landlord within five (5) business days after receipt of the Preliminary Working Drawings will be deemed to be approval of same. Any disapproval by Tenant must include specific suggestions for making the same acceptable.  If tenant disapproves the Preliminary Working Drawings, Landlord will have the Preliminary Working Drawings revised to incorporate Tenant’s reasonable suggestions and objections, which suggestions and objections will be binding upon Tenant and may be relied upon by Landlord in revising the Working Drawings.  Preliminary Working Drawings which are approved in the foregoing manner will become Final Working Drawings.

B.

Landlord will pay all costs and fees incurred in connection with preparation of the Final Plan and Preliminary and Final Working Drawings needed to implement the Work, and construction of the Leasehold Improvements as described in the Final Working Drawings up to the maximum Tenant Allowance Allowable of $75,990.00 ($17.00 per sq. ft).  Tenant will pay all costs and fees incurred in connection with preparation of plan and working drawings or construction resulting from a change requested by Tenant pursuant to Paragraph 2 of this Rider (collectively, “Tenant’s Cost”).  Tenant’s Cost hereunder will be deemed additional rent under the Lease.

2.

Changes:

A.

If Tenant desires any changes, alterations or addition to the Final Plan or the Final Working Drawings, Tenant must submit a detailed written change order required to Landlord (“Change Order”).  If reasonable and practicable and generally consisted with the Final Plan or Working Drawings previously approved, Landlord will comply with the Change Order, but all costs in connection herewith, including without limitation any additional plans, drawings and engineering reports or opinions or modifications of such existing items, will be paid for by Tenant.  Landlord may at any time reasonably estimate Tenant’s Cost of a Change Order, in advance, and, Tenant will deposit the estimated amount with Landlord within five (5) business days after requested by Landlord.  If such estimated amount exceeds the actual amount of Tenant’s Cost, Tenant will receive a refund of the difference, and if the actual amount exceeds the estimated amount, Tenant will pay the difference to Landlord within five (5) business days after requested by Landlord.  If any additional plans, drawings or specifications, or modifications of such items, are required to construct a Change Order, the same will be prepared (at Tenant’s cost by Landlord architect) and approved in the manner described above.  Under no circumstances will any Change Orders serve to abate the rentals under the Lease.

3.

Substantial Completion:

A.

Landlord will be deemed to have attained “Substantial Completion” for the Work for the purposes thereof if Landlord has caused all of the Work to be completed substantially except for so called “punch list items’, e.g. minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant’s occupancy of the Premises to be made by Tenant and commencement of its business.  If there is any dispute as to whether Landlord has substantially completed the Work; the good faith decision of Landlord’s  architect will be final and binding on the parties.

B.

Upon Tenant’s receipt of Landlord’s notification of Substantial Completion of the Work, Tenant shall have seven (7) business days to object thereto in writing, specifying in reasonable detail the items of Work needed to be performed in order for Substantial Completion, Tenant’s failure to comply with this requirement will be deemed conclusively at Tenant’s acceptance an acknowledgement of Substantial Completion for all purposes.

C.

Substantial Completion will not prejudice Tenant’s rights to require full completion of any remaining items of Work.  However, Tenant’s failure to object in writing within twenty (20) days after receipt of Landlord’s notice of Substantial Completion, specifying in reasonable details the items of Work needed to be completed and the nature of Work needed to complete said items, will be deemed conclusively as Tenant’s acceptance an acknowledgement of Substantial Completion of the Work (or such portions of the Work as to which Tenant has not so objected).

4.

Construction:

A.

Landlord reserved the right to substitute comparable or better materials and items for those shown in the attached plans and specification and Working Drawings.

B.

Landlord warrants that Landlord will employ an experienced, licensed contractor to construct the leasehold improvements and will require in the construction contract that such contractor construct the leasehold improvements in good and workmanlike manner and in compliance with all applicable laws, ordinances and building codes; provided, however, Tenant will be solely responsible for determining whether or not Tenant is a public accommodation under The Disabilities Acts and whether or not the Final Working Drawings comply with such laws and the regulations there under.

5.

Liability:

The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors.  Accordingly, Landlord does not guarantee or warrant that the plans or Working Drawings will be free from errors or omissions, nor that the Work will be free from defects, and Landlord will have no liability therefore.  In the event of such errors, omissions, or defects, Landlord will cooperate in any action Tenant desires to bring against such parties.

6.

Incorporation Into Lease:  Default:

A.

THE PARTIES AGREE THAT THE PROVISIONS OF THIS RIDER ARE HERBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGHT SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Rider, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease and Tenant will b subject to the remedies and other provisions applicable thereto under the Lease.